                            WealthQuest(TM) Shield

                                 VARIABLE LIFE

                      [Logo of WealthQuest Appears Here]


                                 Prospectus for

                         Varible Life Insurance Policy
                                   Issued by

                               AMERICAN NATIONAL
                               INSURANCE COMPANY

                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 77550-7999

                                 1-800-306-2959



         DISTRIBUTOR
         SECURITIES MANAGEMENT AND RESEARCH, INC.
         2450 SOUTH SHORE BLVD  SUITE 400
         LEAGUE CITY, TEXAS 77573

         CUSTODIAN
         AMERICAN NATIONAL INSURANCE COMPANY
         ONE MOODY PLAZA
         GALVESTON, TEXAS 77550-7999


         INVESTMENT MANAGER
         SECURITIES MANAGEMENT AND RESEARCH, INC.
         2450 SOUTH SHORE BLVD  SUITE 400
         LEAGUE CITY, TEXAS 77573


         INSURER
         AMERICAN NATIONAL INSURANCE COMPANY
         ONE MOODY PLAZA
         GALVESTON, TEXAS 77550-7999

[LOGO OF
AMERICAN NATIONAL
APPEARS HERE]

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.


  This prospectus describes an individual variable life insurance policy (the "Policy") offered by American National Insurance Company ("we, us, our, American National"). The Policy provides for the payment of a Death Benefit upon the death of the Insured, and for Surrender Value that can be obtained by surrendering the Policy or by policy loans. The Policy continues in effect while the Surrender Value is sufficient to pay the Monthly Deduction amount.

  In almost all cases, the Policy will be a modified endowment contract for federal income tax purposes. IF THE POLICY IS A MODIFIED ENDOWMENT, SURRENDER, ASSIGNMENTS AND LOANS (INCLUDING LOANS TO PAY LOAN INTEREST) UNDER OR SECURED BY THE POLICY WILL BE TAXABLE TO THE POLICYOWNER TO THE EXTENT OF ANY GAIN IN THE POLICY. A 10% penalty tax may also apply to the taxable portion of any distribution prior to the Insured's age 59 l/2. In most cases, the Death Benefit payable under the Policy will be excludable from the gross income of the Beneficiary. (See "FEDERAL TAX MATTERS" on page 19.)

  The minimum initial premium is $10,000. Although the Policy may operate as a single premium policy, additional payments may be made at any time, subject to certain restrictions. You may, within limits, allocate premiums (net of any charges) to one or more of the twenty-seven eligible investments, which are the Fixed Account and the twenty-six Subaccounts of the American National Variable Life Separate Account (the "Separate Account"). The Fixed Account offers a minimum guaranteed return and is funded by the general assets of American National.

  The Policy is a variable policy because the Death Benefit may, and the Accumulation Value will, vary up or down to reflect the investment performance of amounts allocated to Subaccounts of the Separate Account. The Policyowner ("you, your") bears the investment risk for all amounts so allocated; there is no guaranteed minimum Accumulation Value.

  Assets of each Subaccount of the Separate Account are invested in an Eligible Portfolio. The Eligible Portfolios are described in separate prospectuses that accompany this Prospectus. The Policy's Eligible Portfolios are:

 AMERICAN NATIONAL PORTFOLIOS

  ANIA BALANCED PORTFOLIO
  ANIA GROWTH PORTFOLIO
  ANIA MANAGED PORTFOLIO
  ANIA MONEY MARKET PORTFOLIO

 FIDELITY PORTFOLIOS

  VIP II ASSET MANAGER PORTFOLIO
  VIP II INDEX 500 PORTFOLIO
  VIP III GROWTH OPPORTUNITIES PORTFOLIO
  VIP II CONTRAFUND PORTFOLIO
  VIP II ASSET MANAGER GROWTH PORTFOLIO

 T. ROWE PRICE PORTFOLIOS

  T. ROWE PRICE EQUITY INCOME PORTFOLIO
  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
  T. ROWE PRICE MID-CAP GROWTH PORTFOLIO
  T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

 MFS PORTFOLIOS

  MFS VALUE SERIES PORTFOLIO
  MFS EMERGING GROWTH SERIES PORTFOLIO
  MFS RESEARCH SERIES PORTFOLIO
  MFS GROWTH WITH INCOME SERIES PORTFOLIO

 VAN ECK PORTFOLIOS

  VAN ECK HARD ASSETS PORTFOLIO
  VAN ECK WORLDWIDE EMERGING MARKETS PORTFOLIO

 FEDERATED PORTFOLIOS

  FEDERATED UTILITY FUND II PORTFOLIO
  FEDERATED GROWTH STRATEGIES FUND II PORTFOLIO
  FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II PORTFOLIO
  FEDERATED HIGH INCOME BOND FUND II PORTFOLIO
  FEDERATED EQUITY INCOME FUND II PORTFOLIO

 LAZARD PORTFOLIOS

  LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO
  LAZARD RETIREMENT SMALL CAP PORTFOLIO

  It may not be advantageous to purchase the Policy described in this prospectus to replace existing life insurance nor to increase insurance coverage when other insurance is owned.

  This Prospectus provides a detailed discussion of matters you should consider before buying a Policy. The Policy or certain of its investment options may not be available in all jurisdictions. Various rights and benefits may differ among jurisdictions to meet applicable law and/or regulations.

  An interest in the Policy is not a deposit or obligation of, nor guaranteed or endorsed by any bank or bank subsidiary; nor is the Policy federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other Agency. The Policy involves investment risk, including possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE SECURITIES REGULATORY AUTHORITY, NOR HAS THE COMMISSION, OR ANY STATE SECURITIES REGULATORY AUTHORITY, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  This Prospectus must be accompanied by a current prospectus or a prospectus profile for each Eligible Portfolio.

   PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

                THE DATE OF THIS PROSPECTUS IS FEBRUARY 1, 1999

TABLE OF CONTENTS



Definitions...........................................    3
Summary...............................................    5
  The Policy..........................................    5
  Right to Examine....................................    5
  Premium Payments....................................    5
  Investment of Premiums..............................    5
  Transfers...........................................    5
  Accumulation Value..................................    5
  Charges, Deductions and Expenses....................    5
  Surrenders..........................................    5
  Death Benefit.......................................    5
  Policy Loans........................................    5
  Federal Income Tax Consequences.....................    5
  Liquidity Considerations............................    5
  Portfolio Company Annual Expenses...................    6
American National Insurance Company
  and the Separate Account............................    7
  American National Insurance Company.................    7
  The Separate Account................................    7
      The American National Fund......................    8
      The Fidelity Funds..............................    8
      T. Rowe Price Series............................    8
      MFS Variable Insurance Trust....................    9
      Van Eck Worldwide Insurance Trust...............    9
      Federated Insurance Series......................    9
      Lazard Retirement Series, Inc...................   10
      Addition, Deletion or Substitution
      of Investments..................................   10
Resolving Material Conflicts..........................   11
Fixed Account.........................................   11
The Policy............................................   11
  Purpose of the Policy...............................   11
  Policy Application and Issuance.....................   11
  Premium Payments....................................   11
  Policy Lapse and the Grace Period...................   12
  Reinstatement.......................................   12
Allocation of Premium and Accumulation Value..........   12
  Allocation of Premium...............................   12
  Determination of Accumulation Value.................   12
  Crediting of Accumulation Units.....................   12
  Determining the Accumulation Unit Values............   13
  Transfers...........................................   13
  Dollar Cost Averaging...............................   13
  Asset Allocation Program............................   13
Policy Benefits.......................................   13
  Death Benefit.......................................   13
  Increase in Specified Amount........................   14
Surrender.............................................   14
Policy Loans..........................................   15
  Loan Privileges.....................................   15
  Loan Interest.......................................   15
  Effect of Policy Loans..............................   15
  Policy Debt.........................................   15
  Repayment of Policy Debt............................   15
Payment of Policy Benefits............................   15
Optional Methods of Payment...........................   15
General Provisions for Settlement Options.............   16

Charges and Deductions................................   16
  Premium Charges.....................................   16
  Monthly Deduction...................................   17
  Cost of Insurance Charge............................   17
Expense Charge                                           17
  Asset Charge........................................   17
  Annual Fee..........................................   17
  Portfolio Company Annual Expenses...................   17
  Surrender Charge....................................   17
Other Charges.........................................   18
  Transfer Fee........................................   18
  Charges for Taxes...................................   18
  Exceptions to Charges...............................   18
General Provisions....................................   18
  The Contract........................................   18
  Right to Examine....................................   18
  Control of Policy...................................   18
  Beneficiary.........................................   18
  Change of Beneficiary...............................   18
  Change in Policyowner or Assignment.................   18
  Payment of Proceeds.................................   18
  Incontestability....................................   19
  Misstatement of Age or Sex..........................   19
  Suicide.............................................   19
  Postponement of Payments............................   19
  Dividends...........................................   19
Distributor of the Policies...........................   19
Federal Tax Matters...................................   19
  Tax Status of the Policy............................   19
    Definition of Life Insurance......................   19
    Diversification and Investor Control..............   20
    Tax Treatment of Policy Benefits..................   20
    General...........................................   20
    Modified Endowment Contracts......................   20
    Distributions from Policies Classified as
      Modified Endowment Contracts....................   21
      Distributions from Policies not Classified as
      Modified Endowment Contracts....................   21
      Policy Loan Interest............................   21
      Investment in the Contract......................   21
      Multiple Policies...............................   21
  Possible Legislative Changes........................   21
  Taxation of American National.......................   21
Safekeeping of the Separate Account's Asset...........   22
Voting Rights.........................................   22
  Disregard of Voting Instructions....................   22
State Regulations of American National................   22
Preparing for the Year 2000...........................   23
Legal Matters.........................................   23
Legal Proceedings.....................................   23
Experts...............................................   23
Additional Information................................   23
Financial Statements..................................   23
Management of American National Insurance Company.....   24
Appendix A............................................   44

DEFINITIONS

  Accumulation Unit - A standard of measurement used with respect to each Subaccount to calculate the Accumulation Value of a Policy. The value of an Accumulation Unit fluctuates with the value of the shares of the corresponding Eligible Portfolio owned by each Subaccount less any applicable deductions (See "CHARGES AND DEDUCTIONS" on page 16).

 Accumulation Unit Value - The value of an Accumulation Unit.

  Accumulation Value - The total amount that a Policy provides for investment at any time. It is equal to the total of the accumulation value held in the Separate Account, the Fixed Account, and the Accumulation Value held in American National's General Account to secure Policy Debt.

 Age at Issue - The age at the Insured's last birthday preceding the Policy
Date.

  Attained Age - The Age at Issue of the Insured plus the number of complete Policy Years that the Policy has been in force.

  Beneficiary - The Beneficiary is designated by the Policyowner in the application. If changed, the Beneficiary is as shown in the latest change filed and recorded with American National. If no Beneficiary survives the Insured, the Insured's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee.

  Daily Asset Charge - A charge equal to an annual rate of 1.25% of the average daily Accumulation Value of each Subaccount of the Separate Account.

  Date of Issue - The Date of Issue set forth in the Policy that is used to determine Policy anniversary dates, Policy Years and Monthly Deduction Date. Policy anniversaries are one-year periods measured from the Date of Issue and each succeeding Policy anniversary date.

  Declared Rates - American National guarantees that it will credit interest in the Fixed Account at an effective annual rate of at least 3.0%. American National may, at its discretion, declare higher interest rates for amounts allocated or transferred to the Fixed Account.

 Death Benefit - The amount of insurance coverage provided under the Policy.

  Death Benefit Proceeds - The proceeds payable to the Beneficiary upon receipt by American National of the proof of the death of the Insured while the Policy is in force equal to: (1) the Death Benefit; minus (2) any Policy Debt; minus
(3) any Monthly Deduction that may apply to that period, including the deduction for the month of death.

  Eligible Portfolio - A Portfolio which corresponds to a Subaccount and in which a Subaccount can be invested.

  Fixed Account - An account that is a part of American National's General Account to which all or a portion of Net Premiums and transfers may be allocated for accumulation at fixed rates of interest.

  General Account - The General Account of American National which includes all of American National's assets except those assets segregated into its separate accounts.

  Home Office - American National's Home Office is located at One Moody Plaza, Galveston, Texas 77550-7999.

 Insured - The person upon whose life the Policy is issued.

  Monthly Deduction - The sum of the cost of insurance charge and the expense charge specified on the Policy data page.

  Monthly Deduction Date - The same date in each succeeding month as the Date of Issue except that whenever the Monthly Deduction falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed the next Valuation Date.

  Net Premium - The Premium less the applicable premium charge, if any. No premium charge is deducted from premiums paid during the first Policy Year.

  Policy Date - The date that all financial, contractual and administrative requirements have been met and processed for the Policy and any supplements thereto. This date is the effective date for all coverage applied for in the original application and any supplemental applications.

 Policy Debt - The sum of all unpaid Policy loans and accrued interest thereon.

  Policyowner - The person or entity entitled to exercise rights of ownership of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.

  Policy Year - The period from one Policy anniversary date until the next Policy anniversary date.

  Portfolio - A separate series of securities designed to meet specified investment objectives. Currently there are twenty-six Portfolios which are Eligible Portfolios.

  Premium - A payment made into a Policy other than to repay Policy Debt.

  Satisfactory Proof of Death - Means all of the following must be submitted:


  (1)  a certified copy of the death certificate;

  (2)  a claimant statement;

  (3)   the Policy; and

  (4) any other information that American National may reasonably require to establish the validity of the claim.

  Separate Account - American National Variable Life Separate Account, a Separate Account created by American National to receive and invest Net Premiums allocated by the Policyowner to the Separate Account.

 Specified Amount - The amount of insurance selected, as shown on the Policy's data page.

  Subaccount - A subdivision of the Separate Account. Each Subaccount invests exclusively in the shares of a corresponding

Eligible Portfolio.

  Surrender Premium - Surrender Premium is calculated separately for the initial Specified Amount and each increase in Specified Amount. Surrender Premium will equal the initial premium required to issue the Policy and the initial premium, if any, required to effect increase's in Specified Amount. The Surrender Premium is shown on the policy data page, or as changed by subsequent endorsements for increases in Specified Amount.

  Surrender Value - The Accumulation Value on the date of surrender, less any Policy Debt and surrender charges.

  Valuation Date - A valuation date is each day on which the New York Stock Exchange ("NYSE") and American National are open for trading. American National will be closed on each national holiday on which the NYSE is closed, and will be closed on Friday, November 27, 1998 and on Thursday, December 24, 1998. The Policyowner will not have access to the Accumulation Value on days when American National is closed for business even if the NYSE is open for business.

  Valuation Period - The period commencing at the close of regular trading on the NYSE on one Valuation Date and ending at the close of regular trading on the NYSE on the next succeeding Valuation Date.

SUMMARY

  THE FOLLOWING SUMMARY OF THE INFORMATION IN THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS.


THE POLICY

  The individual flexible premium variable life insurance Policy offered by this prospectus is designed to provide lifetime insurance coverage for the Insured named in the Policy. It is not offered primarily as an investment.


RIGHT TO EXAMINE

  You have the right to return the Policy within 10 days (or more where required by applicable state insurance law) after you receive it. We will return to you the Premiums paid adjusted by investment gains or losses, unless state insurance law requires otherwise. (See "Right to Examine" on page 18.)


PREMIUM PAYMENTS

  Premiums may be paid at any time subject to certain restrictions and limitations. The minimum initial Premium for a Policy is $10,000. Any additional Premium must be at least $5,000 and may require additional underwriting. (See "Premium Payments" on page 11.)


INVESTMENT OF PREMIUMS

  Your initial Premium will be held in the ANIA Money Market Portfolio of the American National Fund during the 15-day period after the Date of Issue. Thereafter, your initial and all subsequent Premium is invested according to your instructions in one or more of the Subaccounts of the Separate Account or the Fixed Account. Allocations must be in whole percentages. The minimum initial amount allocated to any Subaccount and/or the Fixed Account is $500. (See "Allocation of Premium" on page 12.)


TRANSFERS

  Once we mail the confirmation for the initial Premium payment, and after the right to examine period, you may transfer portions of the Accumulation Value without charge among the Subaccounts and/or the Fixed Account up to twelve times each Policy Year. Subsequent transfers will be subject to a $10 transfer fee. Transfers out of the Fixed Account are limited. (See "Transfers" on page 13.)


ACCUMULATION VALUE

  The Accumulation Value will vary daily based on, among other things, the net investment experience of the Subaccounts to which amounts have been allocated and the interest paid on the Fixed Account. The Accumulation Value is not guaranteed except in the Fixed Account. You bear the investment risk with respect to the Accumulation Value that is invested in the Subaccounts, and we bear the investment risk with respect to the Accumulation Value that is invested in the Fixed Account.


CHARGES, DEDUCTIONS AND EXPENSES

  After the first Policy Year, a 4% premium charge will be deducted from each Premium before allocating any amount to a Subaccount or the Fixed Account. (See "Premium Charges" on page 17.)

  The Accumulation Value will be reduced by a monthly cost of insurance charge on each Monthly Deduction Date and by an expense charge on each Monthly Deduction Date. The current cost of insurance will not exceed the maximums stated in the Policy. The annualized expense charge is 0.40% of Accumulation Value attributable to Premium paid in the first Policy Year. The monthly charge is one-twelfth of the annualized rate. (See "Monthly Deduction" on page 16.) A $35.00 annual fee will be assessed on the first Monthly Deduction Date of each Policy Year. (See "Annual Fee" on page 17.)

  The Accumulation Value will be reduced by an asset charge at an annual rate of 1.25%. (See "Asset Charge" on page 17.) In addition any amounts invested in the Subaccounts will be subject to the Eligible Portfolio annual expenses shown on the following page.


SURRENDERS

  The Policy permits surrender for the Surrender Value at any time. (See "Surrender" on page 14.) Surrenders may be subject to a Surrender Charge of up to 9.00% of Surrender Premium withdrawn. Any increase in Specified Amount will result in additional Surrender Charges. (See "Surrender Charge" on page 17.)


DEATH BENEFIT

  The Death Benefit equals the greater of (a) the initial Specified Amount plus any later increase ; and (b) the Accumulation Value on the date of death multiplied by the corridor percentage for the Insured's Attained Age. The amount and/or duration of the life insurance coverage provided by the Policy are not guaranteed. (See "Death Benefit" on page 13.)


POLICY LOANS

  After the first Policy Year, a loan privilege is available under the Policy subject to certain limitations. (See "Policy Loans" on page 15.)


FEDERAL INCOME TAX CONSEQUENCES

  Under current federal tax law, life insurance policies receive tax-favored treatment. The Death Benefit is fully excludable from the Beneficiary's gross income for federal income tax purposes, according to Section 101(a)(1) of the Internal Revenue Code. A Policyowner is not taxed on any increase in the Accumulation Value while a life insurance policy remains in force. In most cases, the Policy will be a Modified Endowment Contract ("MEC"). If a Policy is a MEC, certain distributions made during an Insured's lifetime such as surrender, collateral assignments and loans are included in gross income on an income-first basis. A 10% federal penalty tax may be imposed on income distributed before the Policyowner attains age 59 1/2. Policies that are not MECs receive preferential tax treatment with respect to certain distributions. (See "FEDERAL TAX MATTERS" on page 19.)

LIQUIDITY CONSIDERATIONS

  No partial surrenders are permitted under the Policy. Therefore, this Policy has a limited amount of liquidity. However, after the first Policy Year, you can, subject to certain limitations, access a portion of the Accumulation Value through policy loans using a portion of its value as collateral. Loans can have an impact on benefits that can be positive or negative. (See "Policy Loans" on page 15). Policy Loans may have unfavorable tax consequences. (See "Federal Tax Matters" on page 19).

PORTFOLIO COMPANY ANNUAL EXPENSES
AS A PERCENTAGE OF AVERAGE NET ASSETS PORTFOLIO

                                   Management      Other                     Total
                                     Fees        Expenses                 Portfolio    Management     Other         Total
                                     with         with         12b-1        with        Fees w/o       w/o           w/o
                                   Reduction    Reduction       Fees      Reduction    Reduction     Reduction     Reduction
ANIA Balanced/1/                     0.10 %        0.80%                     0.90%        0.50%         0.80%        1.30%
ANIA Growth/1/                        0.28%        0.59%                     0.87%        0.50%         0.59%        1.09%
ANIA Managed/1/                       0.33%        0.60%                     0.93%        0.50%         0.60%        1.10%
ANIA Money Market/1/                  0.14%        0.73%                     0.87%        0.50%         0.73%        1.23%
VIP II Asset Manager/2/               0.55%        0.10%                     0.65%                                   0.75%
VIP II Index 500                      0.24%        0.04%                     0.28%        0.27%         0.13%        0.40%
VIP II Contrafund/2/                  0.60%        0.11%                     0.71%                                   0.81%
VIP II Asset Manager: Growth/2/       0.60%        0.17%                     0.77%                                   0.87%
VIP III Growth Opportunities/2/       0.60%        0.14%                     0.74%                                   0.84%
T. Rowe Price Equity Income/3/        0.85%        0.00%                     0.85%
T. Rowe Price International
 Stock/3/                             1.05%        0.00%                     1.05%
T. Rowe Price Mid-Cap
 Growth/3/                            0.85%        0.00%                     0.85%
T. Rowe Price Limited-Term
 Bond/3/                              0.70%        0.00%                     0.70%
MFS Value Series                      0.75%        0.25%                     1.00%        0.75%         1.33%        2.08%
MFS Emerging Growth Series            0.75%        0.12%                     0.87%
MFS Research Series                   0.75%        0.13%                     0.88%
MFS Growth With Income Series         0.75%        0.25%                     1.00%        0.75%         0.35%        1.10%
Van Eck Worldwide Hard Assets         1.00%        0.17%                     1.17%
Van Eck Worldwide Emerging
 Markets                              1.00%        0.34%                     1.34%
Federated Utility Fund II             0.48%        0.37%                     0.85%        0.75%         0.37%        1.12%
Federated Growth Strategies
 Fund II                              0.08%        0.77%                     0.85%        0.75%         0.77%        1.52%
Federated Fund for U.S.
 Government Securities II             0.15%        0.65%                     0.80%        0.60%         0.65%        1.25%
Federated High Income Bond
 Fund II                              0.51%        0.29%                     0.80%        0.64%         0.25%        0.89%
Federated Equity Income Fund II
                                      0.00%        0.85%                     0.85%        1.44%         0.85%        2.29%
Lazard Retirement Emerging
 Markets/4,5/                         1.00%        0.32%        0.25%        1.57%
Lazard Retirement Small
 Cap/4,5/                             0.75%        0.07%        0.25%        1.07%

1. Under its Administrative Service Agreement with the American National Fund, Securities Management and Research, Inc. ("SM&R"), the American National Fund's investment advisor and manager, has agreed to pay (or to reimburse each Portfolio for) each Portfolio's expenses (including the advisory fee and administrative services fee paid to SM&R, but exclusive of interest, commissions and other expenses incidental to Portfolio transactions) in excess of 1.50% per year of such Portfolio's average daily net assets. In addition, SM&R has entered into a separate undertaking with the American National Fund effective May 1, 1994 until April 30, 1999, pursuant to which SM&R has agreed to reimburse the ANIA Money Market Portfolio and the ANIA Growth Portfolio for expenses in excess of 0.87%; the ANIA Balanced Portfolio for expenses in excess of 0.90% and the ANIA Managed Portfolio for expenses in excess of 0.93%, of each of such portfolio's average daily net assets during such period, SM&R is under no obligation to renew this undertaking for any Portfolio at the end of such period.

2. A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses.
3. T. Rowe Price Equity Income and Mid-Cap Growth Portfolios pay T. Rowe Price an annual all-inclusive fee of 0.85% based on such Portfolios' average daily net assets. T. Rowe Price Limited-Term Bond Portfolio pays T. Rowe Price an annual all-inclusive fee of 0.70% based on such Portfolio's average daily net assets. T. Rowe Price International Stock Portfolio pays Rowe-Price-Fleming International, Inc. an all-inclusive fee of 1.05% based on such Portfolio's average daily net assets. These fees pay for investment management services and other operating costs of the Portfolios.

4. Shares of the Lazard Retirement Portfolios are subject to a Distribution and Servicing Plan which is a so-called "12b-1 plan" adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Servicing Plan, each Portfolio pays Lazard Freres & Co. LLC ("Lazard Freres"), the distributor for the Portfolio's shares, for advertising, marketing, and distributing the Portfolio's shares and for the provision of certain services to Policyowners with amounts invested in the Portfolios at an annual rate of 0.25% of the Portfolio's average daily assets. Lazard Freres may, in turn, make payments to insurance companies such as American National (or affiliates of such insurance companies) that use the Portfolios to fund their variable annuity and variable life insurance policies, for providing services to Policyowners or to certain financial institutions, securities dealers, and other industry professionals for providing services to participants in qualified pension and retirement plans that invest in the Portfolios. The fees payable by each Portfolio to Lazard Freres under the Distribution and Servicing Plan for its services and for payments to insurance companies and other third parties are payable without regard to actual expenses incurred. For a more complete description of the Distribution and Servicing Plan, see the prospectus for the Lazard Retirement Series.
5. Other expenses are based on estimated amounts for the current fiscal year.

AMERICAN NATIONAL INSURANCE COMPANY AND THE SEPARATE ACCOUNT

American National Insurance Company

  American National is a stock life insurance company chartered in 1905 in the State of Texas. It is licensed to do life insurance business in 49 states, the District of Columbia, Puerto Rico, Guam, and American Samoa. American National's Home Office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550-7999. The Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6% of such shares. Robert L. Moody ("RLM"), Chairman of the Board, President and Chief Executive Officer of American National, RLM's son, Ross R. Moody, and Frances Moody Newman, RLM's mother, are trustees of the Foundation.

  The Moody National Bank of Galveston (the "Bank") is trustee of the Libbie S. Moody Trust. RLM is Chairman of the Board and Chief Executive Officer of the Bank and a Director and President of Moody Bank Holding Company, Inc. ("MBHC"), the Bank's controlling stockholder. RLM is also a Director and President of Moody Bancshares, Inc. ("Bancshares"), MBHC's sole shareholder. The Three R Trusts, trusts established by RLM for the benefit of his children, own 100% of Bancshares' Class B stock (which elects a majority of Bancshares' directors) and 49.6% of its Class A Stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., a partner in Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, the Bank, Bancshares, MBHC, the American National Fund and SM&R.

  American National's total assets on December 31,1997 were $6,911,337,624 on a statutory basis.

 American National writes life, health and accident insurance and annuities.


THE SEPARATE ACCOUNT

  American National established the Separate Account on July 30, 1987 pursuant to the insurance laws of the State of Texas. American National is the depositor of the Separate Account. Under Texas law, the assets of the Separate Account are held exclusively for the benefit of Policyowners and persons entitled to payments under variable life policies issued by American National. American National is the legal holder of the assets in the Separate Account and will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other contract liabilities for the Separate Account. The assets of the Separate Account attributable to the Policies are not chargeable with liabilities arising out of any other business that American National may conduct. Income, as well as both realized and unrealized gains or losses from the assets of the Separate Account, is credited to or charged against the Separate Account without regard to income, gains or losses arising out of other business that American National conducts. Nevertheless, these assets shall be available to cover the liabilities of American National's General Account, but only to the extent that the Separate Account's assets exceed the reserve and other contract liabilities for the Separate Account. In addition to these assets, the Separate Account assets may include accumulations of the charges American National makes against Policies and other variable life policies participating in the Separate Account. From time to time, any such assets due American National may be transferred in cash to American National's General Account.

  The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. Such registration does not involve any SEC supervision of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a division of American National. There are currently twenty-six Subaccounts within the Separate Account available to Policyowners and each invests only in a corresponding Eligible Portfolio.

  Each Subaccount of the Separate Account will only invest in the shares of a corresponding Eligible Portfolio. The Eligible Portfolios are investment Portfolios of the following investment companies: American National Investment Accounts, Inc. ("American National Fund"); Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III ("Fidelity Funds");T. Rowe Price Equity Series, Inc. T. Rowe Price International Series, Inc. and T. Rowe Price Fixed Income Series, Inc. ("T.Rowe Price Series"); MFS Variable Insurance Trust, Van Eck Worldwide Insurance Trust, Federated Insurance Series, and Lazard Retirement Series, Inc., each of which is registered with the SEC under the 1940 Act as an open-end, diversified, series management investment company.

  The investment objectives and policies of certain Eligible Portfolios may be similar to the investment objectives and policies of mutual fund portfolios other than the Eligible Portfolios that may be managed by the same investment adviser or manager. The investment results of the Eligible Portfolios however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Eligible Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

  The Separate Account will purchase and redeem shares of the Eligible Portfolios at net asset value. Shares will be redeemed to the extent necessary for American National to collect charges under the Policy, to pay the Surrender Value upon surrender, to make Policy loans, to provide a Death Benefit under the Policy, or to transfer assets from one Subaccount to another, or to the Fixed Account, as requested by the Policyowners. Any dividend or capital gain distribution received from an Eligible Portfolio will be reinvested immediately at net asset value in shares of that Eligible Portfolio and retained as assets of the corresponding Subaccount.

  The investment objectives and policies of each Eligible Portfolio are summarized below. There is no assurance that any of the Eligible Portfolios will achieve their stated objectives. More detailed information, including a description of investment objectives, policies, restrictions, expenses and risks, is in the prospectuses for the Eligible Portfolios, which must accompany this Prospectus and which should be read carefully together with this Prospectus and retained.

  Each Policyowner should periodically consider the allocation among the Subaccounts and the Fixed Account in light of current market conditions and the investment risks attendant to investing in the Eligible Portfolios.


THE AMERICAN NATIONAL FUND

  Four of the Subaccounts of the Separate Account invest in the shares of a corresponding Portfolio of the American National Fund. The American National Fund is registered with the SEC under the 1940 Act as an open-end diversified, series management investment company. The American National Fund's current Eligible Portfolios and respective investment objectives are as follows:

  ANIA GROWTH PORTFOLIO ... seeks to achieve capital appreciation, normally through the purchase of common stocks (although such Portfolio investments are not restricted to any one type of security). Capital appreciation may also be sought in other types of securities, including bonds and preferred stocks.

  ANIA BALANCED PORTFOLIO ... seeks to provide conservation of principal, reasonable current income and long-term capital appreciation by investing in a balanced portfolio of fixed-income securities such as bonds, preferred stock and short-term obligations combined with common stocks and securities convertible into common stocks.

  ANIA MANAGED PORTFOLIO ... seeks to achieve growth of capital and/or current income by investing in a diversified portfolio consisting of, at the American National Fund's investment adviser's discretion, money market instruments, debt securities, stock or a combination thereof. It is anticipated that over longer periods a larger portion of the Managed Portfolio will consist of equity securities.

  ANIA MONEY MARKET PORTFOLIO ... seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Money Market Portfolio will invest only in money market instruments of high quality determined by the American National Fund's investment advisor.

  SM&R is the investment adviser and manager of the American National Fund. It also provides investment advisory and portfolio management services to American National and other clients. It maintains a staff of experienced investment personnel and related support facilities.


THE FIDELITY FUNDS

  Pursuant to a Participation Agreement between American National, Fidelity Distributors Corporation and the Fidelity Funds, five of the Subaccounts of the Separate Account invest in the shares of five corresponding Portfolios of the Fidelity Funds. The Fidelity Funds are registered with the SEC under the 1940 Act as open-end diversified, series management investment companies organized as Massachusetts's business trusts.

  Fidelity Management & Research Company ("FMR"), the Fidelity Funds' investment adviser, was founded in 1946. FMR provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full compliment of related support facilities. Fidelity Management & Research (U.K.) Inc. ("FMR U.K.") and Fidelity Management and Research (Far East) Inc. ("FMR Far East") are wholly owned subsidiaries of FMR that provide research with respect to foreign securities. FMR U.K. and FMR Far East maintain their principal business offices in London and Tokyo, respectively. As of December 31, 1997, FMR advised funds having more than 29 million shareholder accounts with a total value of more than $432 billion. Fidelity Distributors Corporation distributes shares for the Fidelity funds. FMR Corp. is the holding company for the Fidelity companies. Through ownership of voting common stock, Edward C. Johnson 3d, President and a Trustee of the Fidelity Funds, and various trusts for the benefit of Johnson family members form a controlling group with respect to FMR Corp. The Fidelity Fund's current Eligible Portfolios and respective investment objectives are as follows:

  VIP II ASSET MANAGER PORTFOLIO ... seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments.

  VIP II INDEX 500 PORTFOLIO ... seeks to provide investment results that correspond to the total return (i.e., the combination of capital charges and income) of common stocks publicly traded in the United States. In seeking this objective, the Fidelity Index 500 Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low. The Fidelity Index 500 Portfolio is designed as a long-term investment option.

  VIP II CONTRAFUND PORTFOLIO ... seeks capital appreciation by investing in companies FMR believes to be undervalued due to an overly pessimistic appraisal by the public. In pursuit of the fund's goal, FMR looks for companies with the following characteristics: (i) unpopular, but improvements seem possible due to developments such as a change in management, a new product line, or an improved balance sheet; (ii) recently popular, but temporarily out of favor due to short-term or one-time factors; or (iii) undervalued compared to other companies in the same industry.

  VIP II ASSET MANAGER: GROWTH PORTFOLIO ... seeks to maximize total return over the long term by allocating its assets among stocks, bonds, and short-term instruments. Allocating among different types of investments allows the fund to take advantage of opportunities wherever they may occur, but also subjects the fund to the risks of a given investment type.

  VIP III GROWTH OPPORTUNITIES PORTFOLIO ... seeks to ride out stock market pursuit of potentially high long-term returns. The Portfolio is designed for investors who want to be invested in the stock market for its long-term growth potential. The fund invests for growth and does not pursue income.


T. ROWE PRICE SERIES

  Pursuant to a Participation Agreement between American National, T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited, four of the Subaccounts of the Separate Account invest in the shares of four corresponding Portfolios of the T. Rowe Price Series. T. Rowe Price Associates, Inc. is responsible for selection and management of the portfolio investments of T. Rowe Price Equity Series and T. Rowe Price Fixed Income Series. Rowe Price-Fleming International, Inc., incorporated in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited, is responsible for selection and management of the portfolio investments of T. Rowe Price International Series. The T. Rowe Price Fund's current Eligible Portfolios and respective investment objectives are as follows:

  T. ROWE PRICE EQUITY SERIES, INC.

  T. ROWE PRICE EQUITY INCOME PORTFOLIO ... seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

  T. ROWE PRICE MID-CAP GROWTH PORTFOLIO ... seeks to provide long term capital appreciation by investing primarily in common stocks of medium-sized (mid-cap) growth companies. The focus is on companies with superior earnings growth potential that are no longer considered new or emerging, but are not yet well established. Mid-cap growth company stocks are generally more volatile than stocks of large, well established companies, but they offer the possibility of more rapid growth.


  T. ROWE PRICE INTERNATIONAL SERIES, INC.

  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO ... seeks a total return on its assets from long-term growth of capital and income, by investing substantially all of its assets in common stocks of established non-U.S. companies. The Portfolio will not purchase any debt security which at the time of purchase is rated below investment grade. This would not prevent the Portfolio from retaining a security downgraded to below investment grade after purchase.

  T. ROWE PRICE FIXED INCOME SERIES, INC.

  T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO ... seeks a high level of income consistent with modest price fluctuation by investing primarily in investment grade debt securities.


MFS VARIABLE INSURANCE TRUST

  Pursuant to a Participation Agreement between American National, Massachusetts Financial Services Company and the MFS Variable Insurance Trust, four of the Subaccounts of the Separate Account invest in the shares of four corresponding Portfolios of the MFS Variable Insurance Trust. Massachusetts Financial Service Company is the investment advisor to each series and manages the Portfolios in accordance with the investment objectives and policies of each series. The MFS Variable Insurance Trust's current Eligible Portfolios and respective investment objectives are as follows:

  MFS VALUE SERIES PORTFOLIO ... seeks capital appreciation. Dividend income, if any, is a consideration incidental to the Series' objective of capital appreciation. While the Series' policy is to invest primarily in common stocks, it may seek appreciation in other types of securities such as fixed income securities (which may be unrated), convertible bonds, convertible preferred stocks and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Series may invest in lower rated fixed income securities or comparable unrated securities.

  MFS EMERGING GROWTH SERIES PORTFOLIO ... seeks to provide long-term growth of capital through investing primarily in common stocks of emerging growth companies, which involves greater risk than is customarily associated with investments in more established companies. The Series may invest in a limited extent in lower rated fixed income securities or comparable unrated securities.

  MFS RESEARCH SERIES PORTFOLIO ... seeks to provide long-term growth of capital and future income by investing a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. No more than 5% of the Portfolio's convertible securities, if any, will consist of securities in lower rated categories or securities believed to be of similar quality to lower rated securities. The Portfolio may invest in a limited extent in lower rated fixed income securities or comparable unrated securities.

  MFS GROWTH WITH INCOME SERIES PORTFOLIO ... seeks to provide reasonable current income and long-term growth and income. Under normal market conditions the Series will invest at least 65% of its assets in common stocks or securities convertible into common stocks that are believed to have long-term prospects for growth and income. The Series may also invest up to 75% of its net assets in foreign securities that are not traded on a U.S. exchange.


VAN ECK WORLDWIDE INSURANCE TRUST

  Pursuant to a Participation Agreement between American National and Van Eck Worldwide Insurance Trust, two Subaccounts of the Separate Account invest in the shares of two corresponding Portfolios of the Van Eck Worldwide Insurance Trust. The Van Eck Worldwide Insurance Trust's current Eligible Portfolios and respective investment objectives are as follows:

  VAN ECK WORLDWIDE HARD ASSETS PORTFOLIO (formerly Van Eck Gold and Natural Resources Portfolio) ... seeks long-term capital appreciation by investing primarily in "Hard Asset Securities." Income is a secondary consideration. Hard Asset Securities include equity securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. "Hard Asset Companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together "Hard Assets"): (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals and other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities.

  VAN ECK WORLDWIDE EMERGING MARKETS PORTFOLIO ... seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

  Van Eck Associates Corporation serves as investment advisor and manages the investment operations of the Van Eck Portfolios and furnishes the Portfolios with a continuous investment program which includes determining which securities should be bought, sold or held.


FEDERATED INSURANCE SERIES

  Pursuant to a Participation Agreement between American National, Federated Advisors and the Federated Insurance Series, five of the Subaccounts of the Separate Account invest in the shares of five corresponding Portfolios of the Federated Insurance Series. Federated Advisors is responsible for the portfolio investment decisions of the Federated Insurance Series, subject to direction by the Federated Insurance Series Trustees. The Federated Insurance Series' current Eligible Portfolios and respective investment objectives are as follows:

  FEDERATED UTILITY FUND II PORTFOLIO ... seeks to achieve high current income and moderate capital appreciation. The Portfolio invests primarily in equity and debt securities of utility companies.

  FEDERATED GROWTH STRATEGIES FUND II PORTFOLIO ... seeks capital appreciation. The Portfolio invests at least 65% of its assets in equity securities of companies with prospects for above average growth in earnings and dividends.

  FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II PORTFOLIO ... seeks current income by investing in a diversified portfolio limited to U.S. government securities.

  FEDERATED HIGH INCOME BOND FUND II PORTFOLIO ... seeks high current income. The Portfolio invests in fixed income securities that are lower rated corporate debt obligations, which are commonly referred to as "junk bonds." The risk in investing in junk bonds is described in the prospectus for Federated High Income Bond Fund II, which should be read carefully before investing.

  FEDERATED EQUITY INCOME FUND II PORTFOLIO ... seeks to provide above average income and capital appreciation by investing in income producing equity securities including common stocks, preferred stocks, and debt securities that are convertible into common stocks, in cash and cash items during times of unusual conditions to maintain liquidity. Cash items may include commercial paper, Europaper, certificates of deposit, obligations of the U. S. Government, repurchase agreements and other short-term instruments.


LAZARD RETIREMENT SERIES, INC.

  Pursuant to a Participation Agreement between American National, Lazard Freres Asset Management and the Lazard Retirement Series, Inc., two of the Subaccounts of the Separate Account invest in the shares of two corresponding Portfolios of the Lazard Retirement Series, Inc. The investment objectives and policies of each Portfolio of the Lazard Retirement Series, Inc. are summarized below. There is no assurance that any of the Portfolios will achieve their stated objectives. More detailed information, including a description of investment objective, policies, restrictions, expenses and risks, is in the prospectus of the Lazard Retirement Series, Inc. which must accompany this Prospectus and which should be read carefully together with this Prospectus and retained.

  LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO ... seeks capital appreciation. This Portfolio invests primarily in equity securities of non-United States issuers located, or doing significant business, in emerging market countries that the investment manager considers inexpensively priced relative to the return on total capital or equity.

  LAZARD RETIREMENT SMALL CAP PORTFOLIO ... seeks capital appreciation. This Portfolio invests primarily in equity securities of companies with market capitalization under $1 billion that the investment manager considers inexpensively priced relative to the return on total capital or equity.

  Lazard Freres Asset Management serves as investment advisor and continually furnishes an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

  American National has entered into arrangements with either the investment advisor or distributor for certain of the Eligible Portfolios pursuant to which the advisor or distributor pays American National a fee based upon an annual percentage of the average aggregate net amount invested by American National on behalf of the Portfolio. These percentages differ, and American National is paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative and other services provided by American National.


ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

  American National reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. If the shares of an Eligible Portfolio are no longer available for investment or if in American National's judgment further investment in any Eligible Portfolio should become inappropriate in view of the purposes of the Separate Account, American National may redeem the shares, if any, of that Eligible Portfolio, and substitute shares of another registered open-end investment company. American National will not substitute any shares attributable to a Policyowner's interest in a Subaccount of the Separate Account without notice and prior approval of the SEC and possibly state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by the Policyowners.

  American National also reserves the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares corresponding to a new Portfolio of the American National Fund, the Fidelity Funds, the T. Rowe Price Series, the MFS Variable Insurance Trust, the Federated Insurance Series, the Van Eck Worldwide Insurance Trust, the Lazard Retirement Series or in shares of another investment company having a corresponding investment objective. American National may eliminate one or more Subaccounts with SEC approval if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Policyowners on a basis to be determined by American National.

  If any of these substitutions or changes are made, American National may by appropriate endorsement change the Policy to reflect the substitution or change. If American National deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management company under the 1940 Act, it may be de-registered under that Act if registration is no longer required, or it may be combined with other American National separate accounts. In addition, American National may, when permitted by law, restrict or eliminate any voting rights as to the Separate Account.

  The Policyowner will be notified of any material change in the investment policy of any Eligible Portfolio in which the Policyowner has an interest.

  Unless Policyowners have directed a different allocation, shares of the Eligible Portfolios will be redeemed, pro rata, to the extent necessary for American National to collect charges under the Policy, to pay the Surrender Value upon surrender of the Policy, to provide a Death Benefit under the Policy, or to transfer assets from one Subaccount to another or to the Fixed Account.


RESOLVING MATERIAL CONFLICTS

  The Eligible Portfolios presently serve as the investment medium for the Policies. In addition, the Eligible Portfolios (other than the Portfolios of the American National Fund) are available to registered separate accounts of insurance companies, other than American National, offering variable annuity and variable life insurance contracts. The Eligible Portfolios may also be available to certain qualified pension and retirement plans.

  We do not currently foresee any disadvantages to you resulting from the Eligible Portfolios selling shares to fund products other than the Policies. However, there is a possibility that a material conflict of interest may arise between Policyowners whose Accumulation Value is allocated to the Separate Account and the owners of variable life insurance policies and variable annuity contracts issued by other companies whose values are allocated to one or more other separate accounts investing in any one of the Eligible Portfolios. Shares of certain Eligible Portfolios may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Policyowners or owners of other policies (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, American National will take any necessary steps, including removing the Eligible Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Eligible Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Eligible Portfolios for more information.


FIXED ACCOUNT

  Policyowners may elect to allocate all or a portion of their Net Premium to the Fixed Account and, subject to certain limitations, they may also transfer Accumulation Value from the Subaccounts to the Fixed Account. Transfers from the Fixed Account to the Subaccounts are restricted. (See "Transfers" on page 13.)

  Net Premiums allocated to the Fixed Account and transfers from a Subaccount to the Fixed Account are placed in the General Account of American National. The General Account includes all of American National's assets except those segregated in its separate accounts. American National has the sole discretion to invest the assets of its General Account, subject to applicable law. American National bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the Policyowner bears the investment risk that the declared rate will fall to a lower rate after the expiration of a declared rate period. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act (the "1933 Act"), nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act. American National understands that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Policy; however, disclosures regarding the Fixed Account portion of the Policy may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

  American National guarantees that it will credit interest to the Fixed Account at an effective annual rate of at least 3.0% compounded daily. American National may, at its discretion, declare higher interest rate(s) for amounts allocated or transferred to the Fixed Account. With respect to each amount allocated to the Fixed Account, the declared interest rate in effect at the time of allocation will be credited for one year from that date.


THE POLICY

PURPOSE OF THE POLICY

  The Policy is designed to provide the Policyowner with lifetime insurance protection. Unlike traditional life insurance, the Policyowner is not required to pay scheduled Premiums to keep a Policy in force, but may, subject to certain limitations, vary the frequency and amount of Premium payments.

  The Policy varies from conventional fixed benefit life insurance in a number of additional respects. Because the Death Benefit may, and the Accumulation Value will, vary with the investment experience of the chosen Subaccounts of the Separate Account, the Policyowner benefits from any appreciation in value of the underlying assets, but bears the investment risk of any depreciation in value.

  Because the Policy provides for an accumulation of Surrender Value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of the Subaccounts to which Accumulation Value is allocated is poorer than expected, the Policy may lapse or may not accumulate sufficient Accumulation Value or Surrender Value to fund the purpose for which the Policy was purchased. Policy loans may significantly affect current and future Accumulation Value, Surrender Value, or Death Benefit Proceeds. Depending upon Subaccount investment performance and the amount of a loan, a loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, a purchaser should consider whether the nature of the Policy is consistent with a specialized purpose before purchasing a Policy. Using a Policy for a specialized purpose may have tax consequences. (See "FEDERAL TAX MATTERS" on page 19.)

POLICY APPLICATION AND ISSUANCE

  Individuals wishing to purchase a Policy must complete an application and submit it to American National's Home Office. A Policy will generally be issued only to individuals 90 years of age or less on their last birthday who supply satisfactory evidence of insurability to American National. Before accepting an application, we conduct underwriting to determine insurability. We reserve the right to reject an application or Premium for any reason. If a Policy is not issued, we will return any submitted premium payment.

PREMIUM PAYMENTS

  The minimum initial Premium for a Policy is $10,000. Except with respect to additional payments required in a grace period, any additional payment must be at least $5,000. No additional Premium payments may be made after age 90 of the Insured, except as may be required in a grace period. Unless you designate otherwise in writing when submitting the payment to us, a payment received while a loan is outstanding generally is treated first as repayment of loan interest, second as repayment of the loan, and last as additional Premium.

  If additional payments would cause the Policy to violate the maximum premium limitations required by federal tax law, at the Policyowner's election, the Premium may be returned or the Specified Amount may be increased subject to underwriting requirements. (See "Increase in Specified Amount" on page 14.) We reserve the right to reject additional payments for any reason.


POLICY LAPSE AND THE GRACE PERIOD

  The Policy will lapse when the Surrender Value is insufficient to cover the Monthly Deduction due on that date and a grace period expires without a sufficient Premium payment. The grace period is 61 days from the date American National mails a notice that the grace period has begun. The notice will be addressed to the Policyowner's last known address on file with American National and will specify the Premium required to keep the Policy in force. Failure to pay the required amount within the grace period will result in termination of the Policy without value as of the first day of the grace period. A lapse of the Policy may result in adverse tax consequences. If the Insured dies during the grace period, any overdue Monthly Deductions and Policy Debt will be deducted from the Death Benefit.


REINSTATEMENT

  A lapsed Policy may be reinstated at any time within five years after the end of the grace period if the Policy was not surrendered for its Surrender Value. Reinstatement will be effected based on the Insured's underwriting classification at the time of the reinstatement.


Reinstatement is subject to the following:

  a. Evidence of insurability of the Insured satisfactory to American National;

  b. Reinstatement or repayment of any Policy Debt;

  c. Payment of Premium sufficient to pay the following:


     1) the amount of any Monthly Deductions and annual fee not paid during the grace period; and

     2) the amount of the Monthly Deductions for the next three months and an annual fee, if any; and

     3)  the amount necessary to pay the Premium charge.

  The original Date of Issue, and the Dates of Issue of increases in Specified Amount (if applicable), will be used for purposes of calculating the surrender charges for the reinstated Policy. If any Policy Debt is reinstated, the amount thereof will be held in American National's General Account. Accumulation Value calculations will then proceed as described under "Determination of Accumulation Value" . The Policy Date of reinstatement will be the first Monthly Deduction Date on or next following the date of approval by American National of the application for reinstatement.


ALLOCATION OF PREMIUM AND ACCUMULATION VALUE

ALLOCATION OF PREMIUM

  The Policyowner indicates in the application one or more Subaccounts and/or the Fixed Account to which a specified portion of the Net Premium should be applied. No allocation will be permitted which would result in less than 1% of the Net Premium being allocated to any one Subaccount and/or the Fixed Account. The minimum initial allocation to any Subaccount and/or the Fixed Account is $500. Changes in allocation of future Net Premiums (with the same 1% minimum) may be made at any time by written instruction to the Home Office or by telephone instruction, provided that American National has authorization to accept telephone transfers.

  The initial Net Premium payment will be allocated to the Subaccount of the ANIA Money Market Portfolio, as of the Date of Issue, for 15 days. After the expiration of this period, the Accumulation Value will be allocated to the Subaccounts and/or the Fixed Account as selected by the Policyowner. If additional Premium is accepted, we will credit it to your Accumulation Value pursuant to your current allocation selections, unless you provide other instructions as of the date of payment.


DETERMINATION OF ACCUMULATION VALUE

  Accumulation Value is determined on each Valuation Date. On the Date of Issue, Accumulation Value will equal the Net Premium, reduced by the Monthly Deduction and the annual fee. Thereafter, on each Valuation Date, the Accumulation Value of a Policy will equal:


  a) The sum of the values attributable to the Policy in each of the Subaccounts on that Valuation Date, determined for each Subaccount by multiplying the Subaccount's Accumulation Unit Value by the number of Accumulation Units allocated to the Policy; plus

  b)  The value attributable to the Policy in the Fixed Account; plus

  c) Any Accumulation Value impaired by Policy Debt held in the General Account; plus

  d)  Any Net Premiums received on that Valuation Date; less

  e)  Any Monthly Deduction and annual fee to be made on that Valuation Date;
      less

  f)  Any federal or state income taxes charged against the Accumulation Value.

  In computing the Accumulation Value on the Valuation Date, the number of Subaccount Accumulation Units allocated to the Policy is determined after any transfers among the Subaccounts or the Fixed Account and after deduction of transfer charges but before any other Policy transactions, such as applying Net Premiums.


CREDITING OF ACCUMULATION UNITS

  All Net Premiums allocated to and Accumulation Value transferred to a Subaccount will purchase Accumulation Units in the Subaccount. The number of Accumulation Units purchased is determined by dividing the dollar amount of the Net Premium allocated to the Subaccount by the Subaccount's Accumulation Unit Value next computed following allocation of the Net Premium.

DETERMINING THE ACCUMULATION UNIT VALUES

  The Accumulation Unit Value of each Subaccount reflects the investment performance of that Subaccount. The Accumulation Unit Value of each Subaccount shall be calculated by: (i) multiplying the per share net asset value of the corresponding Eligible Portfolio on the Valuation Date times the number of shares held in the Subaccount, after the purchase or redemption of any shares on that date; (ii) subtracting therefrom a Daily Asset Charge for that Subaccount and (iii) dividing the result by the total number of Accumulation Units held in the Subaccount on the Valuation Date, before the purchase or redemption of any Accumulation Units on that date. The Accumulation Unit Value for each Subaccount shall be calculated at the end of each Valuation Period. Investment performance of the Eligible Portfolios, Eligible Portfolio company expenses, and the deduction of certain charges affect the Accumulation Unit Value for each Subaccount.


TRANSFERS

  Accumulation Value may be transferred among the Subaccounts and/or the Fixed Account subject to the following limits. The total amount transferred from a Subaccount must be at least $250, or the balance of the Subaccount, if less. The minimum amount that may remain in a Subaccount after a transfer is $100. Transfers may be requested in person, by mail, or by telephone. Authorization must be on file at American National's Home Office before any telephone instructions will be allowed. American National will effectuate transfers and determine all values in connection with transfers on the later of the end of the Valuation Period that includes the date designated in the request or at the end of the Valuation Period during which the transfer request is received. The maximum amount which may be transferred from the Fixed Account to the Subaccounts during a Policy month is the greater of (a) ten percent of the amount in the Fixed Account, or (b) $1,000.

  The first twelve transfers per Policy Year will be permitted free of charge. Any additional transfers will be charged a $10 transfer fee at the time of the transfer which, will be deducted from the amount transferred. (See "Transfer Fee" on page 18). American National may at any time revoke or modify the transfer privilege, including the number of free transfers and the minimum amount transferable.

  American National will employ reasonable procedures to confirm that the transfer instructions communicated by telephone are genuine. The procedures American National will follow for telephone transfers may include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.


DOLLAR COST AVERAGING

  Under the dollar cost averaging program, the Policyowner can instruct American National to automatically transfer, on a periodic basis, a predetermined amount or percentage specified by the Policyowner from any one Subaccount or the Fixed Account, to any Subaccount(s) and/or the Fixed Account. The automatic transfers can occur monthly, quarterly, semi-annually or annually, but the amount transferred each time must be at least $1,000 in total. The transfer to each Subaccount must be at least $100. At the time the program begins, there must be at least $10,000 of Accumulation Value in the Policy. Dollar cost averaging results in the purchase of more Accumulation Units when the Accumulation Unit Value is low, and fewer units when the Accumulation Unit Value is high. However, there is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

  The Policyowner can request participation in the dollar cost averaging program when purchasing the Policy or at a later date. Transfers will begin as specified by the Policyowner. Transfers under dollar cost averaging will be effected and values in connection therewith determined, at the end of the Valuation Period that included the transfer date designated in the instructions. The Policyowner can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. Otherwise, the program will terminate on a transfer date if the Accumulation Value is less than $5,000 or if there are insufficient funds for the transfer from a Subaccount or the Fixed Account.

  The Policyowner can increase or decrease the amount of the transfers or discontinue the program by sending written notice or notice by telephone, if a telephone transfer authorization form is on file. There is no charge for participation in this program. Transfers of Accumulation Value made pursuant to this program will not be counted in determining whether the transfer fee applies.


ASSET ALLOCATION PROGRAM

  Under the asset allocation program, the Policyowner can instruct American National to allocate Net Premiums and transfer Accumulation Value among the Subaccounts and the Fixed Account in accordance with allocation instructions specified by the Policyowner or allocation instructions recommended by American National and approved by the Policyowner. American National will rebalance a Policyowner's investment by allocating Net Premiums and transferring Accumulation Value among the Subaccounts and the Fixed Account to ensure conformity with current allocation instructions. Rebalancing will be performed on a calendar quarterly, semiannual or annual basis as specified by the Policyowner. Rebalancing will be effected, and values in connection therewith determined, at the end of the Valuation Period that includes the rebalancing date designated in the instructions. At the time the program begins, there must be at least $10,000 of Accumulation Value under the Policy. The Program will be discontinued if, on a rebalancing date, the Accumulation Value is less than $5,000.

  The Policyowner can request participation in the asset allocation program when purchasing the Policy or at a later date. The Policyowner can change the allocation instructions or discontinue the program by sending written notice or notice by telephone, if a telephone transfer authorization form is on file. There is no charge for participation in this program. Transfers of Accumulation Value made pursuant to this program will not be counted in determining whether the transfer fee applies.


POLICY BENEFITS

DEATH BENEFIT

As long as the Policy remains in force, American National will, upon receipt of Satisfactory Proof of Death of the Insured, pay the Death Benefit Proceeds of a Policy at the time of the Insured's death. The Death Benefit Proceeds may be paid in a lump sum or under one or more of the payment options set forth in the Policy. (See "Optional Methods of Payment" on page 15.)

  Subject to the rights of any assignee, Death Benefit Proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed. If no Beneficiary is chosen, the proceeds will be paid to the Insured's estate.

  The amount of the Death Benefit Proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred and is equal to: (1) the Death Benefit; minus (2) any Policy Debt; minus (3) any overdue Monthly Deduction when death occurs during a grace period. For Attained Ages of 100 or more, the Death Benefit equals the Accumulation Value. For Attained Ages less than 100, the Death Benefit equals the greater of:


 a)  the initial Specified Amount plus any later increase; or

 b) the Accumulation Value at the end of the Valuation Period that includes the date of death multiplied by the corridor percentage for the Insured's Attained Age;

 Attained      Corridor     Attained    Corridor     Attained    Corridor
    Age       Percentage      Age      Percentage      Age      Percentage
   0-40          250%         54          157%         68          117%
    41           243%         55          150%         69          116%
    42           236%         56          146%         70          115%
    43           229%         57          142%         71          113%
    44           222%         58          138%         72          111%
    45           215%         59          134%         73          109%
    46           209%         60          130%         74          107%
    47           203%         61          128%       75-90         105%
    48           197%         62          126%         91          104%
    49           191%         63          124%         92          103%
    50           185%         64          122%         93          102%
    51           178%         65          120%         94          101%
    52           171%         66          119%        95+          100%
    53           164%         67          118%

  Example. For this purpose, assume that the Insured is under the age of 40, the Specified Amount is $100,000, and that there is no Policy Debt nor any due and unpaid Monthly Deductions. The Policy will initially provide for a $100,000 Death Benefit. However, because the Death Benefit cannot be less than 250% (the applicable corridor percentage) of Accumulation Value, any time the Accumulation Value of this Policy exceeds $40,000, the Death Benefit will exceed the $100,000 Specified Amount. If the Accumulation Value equals or exceeds $40,000, each additional dollar added to the Accumulation Value will increase the Death Benefit by $2.50. Thus, for a Policy with a Specified Amount of $100,000 and a Accumulation Value of $80,000, the Beneficiary will be entitled to a Death Benefit of $200,000 (250% x $80,000); Accumulation Value of $120,000 will yield a Death Benefit of $300,000 (250% x $120,000); and a Accumulation Value of $200,000 will yield a Death Benefit of $500,000 (250% x $200,000). Similarly, so long as Accumulation Value exceeds $40,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If at any time, however, the Accumulation Value multiplied by the corridor percentage is less than the Specified Amount, the Death Benefit will equal the Specified Amount of the Policy.

  The applicable corridor percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the illustration were, for example, 50 (rather than under age 40), the applicable corridor percentage would be 185%. Therefore, the Death Benefit payable would not exceed the $100,000 Specified Amount unless the Accumulation Value exceeded approximately $54,054 (rather than $40,000), and each $1 increase or decrease in the Accumulation Value would change the Death Benefit by $1.85 (rather than $2.50).


INCREASE IN SPECIFIED AMOUNT

  If the Policyowner elects, the Specified Amount may be increased to allow additional Premium payments that would otherwise cause the Policy to violate the maximum premium limitations required by federal tax law. A written supplemental application must be submitted with the additional Premium payment and American National may require additional evidence of insurability. An increase in the Specified Amount will become effective on the Monthly Deduction Date on or following the date a written request is approved by American National. American National may limit the number and size of increases in a Policy Year and a Policy may not be increased after the Insured's age 90.

  Each Policyowner who elects to increase the Specified Amount of a Policy will have a "free look period", which right will apply only to the increase in Specified Amount and not the entire Policy. These rights are comparable to the rights of a purchaser of a new Policy. (See "Right to Examine" on page 18.) The Policyowner may cancel the increase in Specified Amount within 10 days (or more where required by applicable state insurance law) after the Policyowner has received the Policy as increased. We will return to you the Premiums paid adjusted by investment gains or losses, unless state insurance law requires otherwise.

  An increase in the Specified Amount may result in certain increased charges, including the cost of insurance charge and the surrender charge, and may have federal tax consequences. (See "CHARGES AND DEDUCTIONS" on page 16 and "FEDERAL TAX MATTERS" on page 19.)


SURRENDER

  At any time while the Policy is in force during the lifetime of the Insured, the Policyowner may surrender the Policy, subject to the limitations discussed herein, by sending a written request to American National. The surrender may be subject to a surrender charge and/or a federal tax penalty. (See "Surrender Charge" on page 17 and "FEDERAL TAX MATTERS" on page 19.)

  If the Policy is surrendered, the actual Policy form must be returned to American National along with the request. American National will pay the Surrender Value. Coverage under the Policy will terminate as of the date of surrender.

  Upon receipt of a request for surrender of the Policy signed by the Policyowner, the applicable Accumulation Unit Value for determining the Accumulation Value will be the Accumulation Unit Value next determined after such application is received in American National's Home Office. (See "Determination of Accumulation Value" on page 12.) Surrender Value will generally be paid within seven days of receipt of the written request in proper form. (See "Postponement of Payments" on page 19.)

  If at the time the Policyowner makes a surrender request, he or she has not provided American National with a written election not to have federal and state income taxes withheld, American National is required by law to withhold such
taxes from the taxable portion   of the surrender, and to remit that amount to
the federal and/or state government.


POLICY LOANS

LOAN PRIVILEGES

  After the first Policy Year, the Policyowner may borrow money from American National using the Policy as the only security for the loan. The minimum amount that may be borrowed is $100. The maximum amount that may be borrowed is 90% of the Surrender Value at the end of the Valuation Period during which the loan request is received. Policyowners in certain states may borrow 100% of the Surrender Value. Loans usually are funded within seven days after receipt of a written request. (See "Postponement of Payments" on page 19.) Loans may result in adverse tax consequences and/or penalties. (See "FEDERAL TAX MATTERS" on page 19.)

  When a loan is made, some or all of the loan may be borrowed on a preferred basis. Subject to the aforementioned maximum loan amount,the amount available as a preferred loan is equal to the Accumulation Value less Policy Debt and less Premiums paid. In addition, once this amount is exhausted, an additional amount equal to 10% of Premium will be available each year as a preferred loan. A loan may be classified as preferred only at the time the loan is made and the loan classifications do not change.


LOAN INTEREST

  Loan interest will accrue on a daily basis at a rate of 5.0% per year and is due on each Policy anniversary. If interest is not paid when due, a new loan will be made on the interest due date equal to the interest due.


EFFECT OF POLICY LOANS

  On the date of the loan, Accumulation Value equal to the loan amount will be transferred on a pro-rata basis from the Subaccount(s) and/or the Fixed Account to American National's General Account as security for the indebtedness. No charge will be imposed for these transfers.

  Amounts held in the General Account as security for loans will earn interest at an annual rate of 5.0%, if the loan is preferred, or 3% otherwise. Interest is credited on the Policy anniversary. Interest earned on amounts held in the General Account will be allocated to the Subaccounts and/or the Fixed Account on each Policy anniversary in the same proportions as Net Premiums are being allocated to those Subaccounts and/or the Fixed Account at that time.

  A loan will permanently affect the Accumulation Value of a Policy, even if the loan is repaid. The effect could be favorable or unfavorable depending on whether the investment performance of the Subaccount(s) and/or the Fixed Account selected by the Policyowner is less than or greater than the interest rate credited to the Accumulation Value held in the General Account to secure the loan. In comparison to a Policy under which no loan was made, the Accumulation Value will be lower if the General Account interest rate is less than the investment performance of the Subaccount(s) and/or the Fixed Account, and greater if the General Account interest rate is higher than the investment performance of the Subaccount(s) and/or the Fixed Account. Also, if not repaid, the aggregate outstanding loan(s) will reduce the Death Benefit Proceeds and Surrender Value otherwise payable.


POLICY DEBT

  The Policy Debt equals the total of loans and accrued interest on loans. If the Policy Debt exceeds the Accumulation Value less any surrender charge, the Policyowner must pay the excess. American National will send a notice of the amount that must be paid. If the Policyowner does not make the required payment within the 61 days after American National sends the notice, the Policy will terminate without value. A lapsed Policy may later be reinstated. (See "Policy Lapse and the Grace Period" on page 12 and "Reinstatement" on page 12.)


REPAYMENT OF POLICY DEBT

  Loans may be completely or partially repaid at any time while the Insured is living. Payments received for repayment of Policy Debt are first applied toward non-preferred loans. Unless you designate otherwise in writing when submitting the payment to us, a payment received while a loan is outstanding generally is treated first as repayment of loan interest, second as repayment of the loan, and last as additional Premium. As Policy Debt is repaid, Accumulation Value equal to the loan amount repaid will be transferred from the General Account to the Separate Account and/or the Fixed Account in the same proportions as Net Premiums are being allocated at the time of repayment. The transfer will occur at the end of the Valuation Period during which the repayment is received. If not repaid, American National will deduct Policy Debt from any amount payable under the Policy.


PAYMENT OF POLICY BENEFITS

  Death Benefit Proceeds under the Policy will usually be paid within seven days after American National receives Satisfactory Proof of Death. Accumulation Value benefits will ordinarily be paid within seven days of receipt of a written request. American National reserves the right to defer payment of surrenders, refunds or loans which would be derived from a Premium payment made by a check which has not cleared the banking system. Payments may also be postponed in certain other circumstances. (See "Postponement of Payments" on page 19.) The Policyowner may decide the form in which the benefits will be paid. During the Insured's lifetime, the Policyowner may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Policy is surrendered. If no election is made, American National will pay the benefits in a lump sum.

  When Death Benefits are payable in a lump sum and no election of an optional method of payment is in force at the death of the

Insured, the Beneficiary may select one or more of the optional methods of payment.

  An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous settlement election. Further, if the Policy is assigned, any amount due to the assignee will first be paid in one sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.


OPTIONAL METHODS OF PAYMENT

  In addition to a lump sum payment of benefits under the Policy, any proceeds to be paid under the Policy may be paid in any of four methods. Any amount left with American National for payment under a settlement option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. American National may make other options available in the future.

  When proceeds become payable in accordance with a settlement option, the Policy will be exchanged for a supplementary contract specifying all rights and benefits. The effective date will be the date of the Insured's death or other termination of the Policy.

  Should the Beneficiary die before all proceeds have been paid, the remaining proceeds will be paid either to the estate of the Beneficiary or in any other manner provided for in the supplementary contract or as otherwise provided for under applicable law.

  Policyowner may elect to have the proceeds of this Policy paid under any of the payment options described below.

  Option 1. Installments for a Fixed Period. Equal installments will be paid for a fixed number of years. Installments will include interest at the effective rate of 2.5% per year.

  Option 2. Installments for a Fixed Period and Life Thereafter. Equal monthly installments will be paid for as long as the payee lives with installments certain for a fixed period. The fixed period may be 10 years, 20 years, or as long as the payee lives.

  Option 3. Installments of a Fixed Amount. Equal annual, semiannual, quarterly, or monthly installments will be paid. The sum of the installments paid in one year must be at least $40.00 for each $1,000.00 of proceeds. Installments will be paid until the total of the following amounts is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 2.5% per year. The final installment shall be the balance of the proceeds payable plus interest, and may be more or less than the other installments.

  Option 4. Interest Payment. American National will hold the proceeds at interest. Interest will be paid at the effective rate of 2.5% per year. On interest due dates, an amount of at least $100.00 may be withdrawn from the amount held. If the amount held falls below $2,000.00, American National will pay the entire amount held to the payee.

GENERAL PROVISIONS FOR SETTLEMENT OPTIONS

  Typically, the first installment under Option 1, 2 or 3 will be paid as of the date the proceeds are available. The first installment may be postponed for up to ten (10) years, but only with American National's consent. If it is postponed, the proceeds payable will accumulate with compound interest at the effective rate of 2.5% per year.

  To avoid paying installments of less than $20.00 each, American National may:

  a) change the installments to a quarterly, semi-annual or annual basis; and/or

  b)  reduce the number of installments.

  If the Policyowner elects an option, the Policyowner may restrict the Beneficiary's right to assign, encumber, or obtain the discounted present value of any unpaid amount.

  Except to the extent permitted by law, unpaid amounts are not subject to any claims of a Beneficiary's creditors. In no case may a Beneficiary receive the discounted present value of installments payable under Option 2. At American National's option, a Beneficiary may be permitted to receive the commuted present value of installments under the other options. The effective interest rate used to compute discounted present value is equal to the interest rate used in computing the settlement option, plus 1%.

  If the payee dies after payments have started under Option 1 or 2, American National will pay the discounted present value of any unpaid fixed period installments to the payee's estate except Option 2 lifetime; under Option 3 or 4, American National will pay any balance held by American National to the payee's estate. With American National's consent, the option elected may provide for payment in another manner.

  Election of an option where proceeds are to joint or successive payees or proceeds are payable to other than a natural person may be made only with the consent of American National.


CHARGES AND DEDUCTIONS

  Charges will be deducted in connection with the Policy to compensate American National for: (1) providing the insurance benefits set forth in the Policy and any optional insurance benefits; (2) administering the Policy; (3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy. Routine Policy administration includes record keeping, processing Death Benefit claims, surrenders, policy changes, and preparing and mailing reports. Risks assumed by American National in connection with the Policy include mortality risk and expense risk. The mortality risk assumed by American National is that Insureds may live for a shorter time than assumed, and that an aggregate amount of Death Benefits greater than assumed would be paid. The expense risk is that expenses incurred in issuing and administering the Policies will exceed those assumed would be paid. The nature and amount of these charges are described more fully below. American National may realize a profit on any charge or deduction under the Policy. Any such profit may be used for any purpose, including the payment of distribution costs.

PREMIUM CHARGES

  After the first Policy Year, Premiums paid will be reduced by a 4% charge prior to allocation among the Subaccounts and the Fixed Account. This charge compensates American National for the cost and risk associated with issuing, maintaining and distributing the Policy.

MONTHLY DEDUCTION

  On each Monthly Deduction Date, the Monthly Deduction will be deducted from the Accumulation Value. Each of these charges is described in more detail below. The Monthly Deduction will be allocated among the Subaccounts and the Fixed Account in the same proportion as the Accumulation Value in each Subaccount and the Fixed Account, bears to the total Accumulation Value in all Subaccounts and the Fixed Account on that date. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

COST OF INSURANCE CHARGE

  This charge is deducted from the Accumulation Value on each Monthly Deduction Date prior to Attained Age 100, as part of the Monthly Deduction. The cost of insurance charge compensates American National for providing insurance protection under the Policy. Currently, the cost of insurance charge for a Policy is calculated as a percentage of the Accumulation Value on the Monthly Deduction Date. The charge is based on the duration of the insurance, which is determined separately for the Specified Amount at issue and for any increase in Specified Amount. To determine the cost of insurance, Accumulation Value will be allocated proportionately based on Specified Amounts to the original and increase insurance segments. We may, at our discretion, change the cost of insurance charges. However, the cost of insurance charge deducted on a Monthly Deduction Date is guaranteed not to exceed the amount calculated using the guaranteed cost of insurance rates set forth in the Policy for that date. The guaranteed cost of insurance rate for a Monthly Deduction Date under a Policy depends on the Insured's sex (except in Montana) and age on the first day of a Policy Year. The maximum cost of insurance charge for a Monthly Deduction Date is equal to the Policy's net amount at risk multiplied by the guaranteed cost of insurance rate for that date. The net amount at risk on any Monthly Deduction Date is the Death Benefit which would be payable on the Monthly Deduction Date less the Accumulation Value on the Monthly Deduction Date after deducting the Expense charge and annual fee.

EXPENSE CHARGE

  The annual rate of this charge is guaranteed not to exceed 0.40% of the Accumulation Value attributable to Premium paid in the first Policy Year. The Accumulation Value attributable to Premium paid in the first Policy Year is calculated as the first year premium percentage times the Accumulation Value on the Monthly Deduction Date. Currently, there is no expense charge after the tenth policy year. This charge compensates American National for the cost and risk associated with issuing, maintaining and distributing the Policy.

  The first year premium percentage is recalculated every time Premium is paid. During the first Policy Year and prior to receiving any Premium after the first Policy Year, the first year premium percentage is one. When Premium is paid after the first Policy Year, the first year premium percentage is calculated as
(a) multiplied by the result of one minus the quotient of (b) divided by (c), where (a) is the first year premium percentage immediately before receipt of the Premium, (b) is the amount of the additional Premium paid, and (c) is the Accumulation Value immediately after receipt of the additional Premium. For example, assume the Policyowner paid $10,000 of Premium at issue followed by $5,000 on Policy Anniversaries 2 and 3 and the Accumulation Value grows by 5% each year. The first year premium percentage would change as follows:

                                  (a) Prior
                                  First Year                  (c) Accumulation      First Year
                                   Premium     (b) Premium     Value Immediately     Premium
  Year                            Percentage      Amount        after Premium       Percentage
 1                                 100.00%       $10,000          $10,000             100.00%
 2                                 100.00%        $5,000          $15,500              67.74%
 3                                  67.74%        $5,000          $21,275              51.82%

 ASSET CHARGE

  An asset charge will be deducted from the Accumulation Value at an annual rate of 1.25%. Such is to compensate American National for mortality and expense risks assumed in connection with the Policy.

  For Accumulation Value held in the Fixed Account or the General Account, the asset charge will be deducted on each Monthly Deduction Date. For Accumulation Value held in the Separate Account, the asset charge will be deducted on each Valuation Date. The daily charge will be deducted from the Accumulation Value of each Subaccount, on each Valuation Date. The deduction rate on the Valuation Date will be calculated as (a) raised to the (b) power, minus one, where (a) is one plus the annual rate and (b) is the number of days since the last Valuation Date divided by 365.

ANNUAL FEE

  A $35.00 annual fee will be assessed on the first Monthly Deduction Date of each Policy Year. Currently, the annual fee is waived when the Accumulation Value exceeds $50,000 on the Monthly Deduction Date. This charge compensates American National for the cost and risk associated with issuing, maintaining and distributing the Policy.

PORTFOLIO COMPANY ANNUAL EXPENSES

  Amounts invested in the Subaccounts will be subject to the Eligible Portfolio annual expenses shown on page 6.

SURRENDER CHARGE

  If a Policy is surrendered, American National may assess a surrender charge based upon the amount of Premium withdrawn and the amount of the Surrender Premium shown in the Policy. Surrender Premiums are calculated separately for the original Specified Amount and for each increase in Specified Amount.

  To calculate the surrender charge multiply the surrender charge percentage times the appropriate Surrender Premium. The surrender charge will never exceed $56.65 per $1000 of Specified Amount. There are no surrender charges on Premiums in excess of the total Surrender Premium. The surrender charge percentages are shown in the following table:


       Number of Years          Issue/    Issue/    Issue/
       Since Surrender         Increase  Increase  Increase
       Premium Was Paid        Age 0-65  Age 66-75 Age 76-90
              1                   9.00%     8.00%     6.00%
              2                   8.50%     7.50%     5.50%
              3                   8.00%     7.00%     5.00%
              4                   7.00%     6.00%     4.00%
              5                   6.00%     5.00%     3.00%
              6                   5.00%     4.00%     2.00%
              7                   4.00%     3.00%     1.75%
              8                   3.00%     2.00%     1.50%
              9                   2.00%     1.75%     1.25%
          10 or more              0.00%     0.00%     0.00%

OTHER CHARGES

TRANSFER FEE

  A transfer fee of $10.00 will be imposed for each additional transfer among the Subaccounts and Fixed Account after twelve transfers per Policy Year to compensate American National for the costs of effecting the transfer. This fee will be deducted from the amount transferred. The amount of the transfer fee will not be increased.


CHARGES FOR TAXES

  Currently, no charge will be made against the Separate Account for federal, state or local income taxes. American National may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal, or any significant state or local tax treatment or if tax treatment of American National changes. Charges for such taxes if any, would be deducted from the Separate Account and/or the Fixed Account. American National would not realize a profit on such taxes with respect to the Policies.


EXCEPTIONS TO CHARGES

  Policy charges and deductions may be reduced for, or additional amounts credited on, sales of Policies to a trustee, employer, or similar entity representing a group where American National determines that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of SM&R and American National are permitted to purchase Policies with substantial reduction of the surrender charges, fees, or administrative charges.

  The Policies may be sold directly, without compensation, to a registered representative, to employees, officers, directors, and trustees of American National and its affiliated companies, and spouses and immediate family members (i.e., children, siblings, parents and grandparents) of the foregoing, and to employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Policies, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Policy may be credited, in part or in whole, with any cost savings resulting from the Policy being sold directly, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.


GENERAL PROVISIONS

THE CONTRACT

  The Policy, the application, any supplemental applications, and any amendments or endorsements make up the entire contract. All statements made by the Insured in the application, in the absence of fraud, are considered representations and not warranties. Only statements in the application that is attached to the Policy and any supplemental applications made a part of the Policy when a change in coverage went into effect can be used to contest a claim or the validity of the Policy. The President, Vice President or Secretary of American National must approve any changes in writing. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions.


RIGHT TO EXAMINE

  If the Policyowner is not satisfied with the Policy, he/she may return it to our agent or us within 10 days (or more where required by applicable state insurance law) after he/she receives the Policy. American National will cancel the Policy as of the date any insurance became effective and return the Premiums paid adjusted by investment gains or losses, unless state insurance law requires otherwise.

  To cancel the Policy, the Policyowner should mail or deliver the actual Policy form to American National at the Home Office or to the office of one of its agents. A refund of Premiums paid by check may be delayed until the check has cleared the Policyowner's bank. (See "Postponement of Payments" on page 19.)


CONTROL OF POLICY

  The Policyowner is as shown in the application or subsequent written endorsement. Subject to the rights of any irrevocable Beneficiary and any assignee of record, all rights, options, and privileges belong to the Policyowner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Policyowner to die. If the Policyowner is a minor, first the Applicant, then the Beneficiary, if living and legally competent may exercise all rights of ownership.


BENEFICIARY

  The Policyowner may name both primary and contingent Beneficiaries. The Beneficiary(ies) and their designated class are specified in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiaries of the same class; otherwise to any Beneficiary(ies) of the next class; otherwise to the estate of the Insured.


CHANGE OF BENEFICIARY

  The Policyowner may change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured's lifetime unless otherwise provided in the previous designation of Beneficiary. American National, at its option, may require that the actual Policy form be returned to the Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at the Home Office. American National will not be liable for any payment made or action taken before the change is recorded. No limit is placed on the number of changes that may be made.


CHANGE IN POLICYOWNER OR ASSIGNMENT

  In order to change the Policyowner or assign Policy rights, an assignment of the Policy must be made in writing and filed with American National at its Home Office. The change will take effect as of the date the change is recorded at the Home Office, and American National will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Policy will be permitted. A collateral assignment is not a change of ownership.


PAYMENT OF PROCEEDS

  The proceeds are subject first to any Policy Debt and then to the interest of any assignee of record. Payments to satisfy any such Policy Debt and to any assignee shall each be paid in one sum. The balance of any Death Benefit Proceeds shall be paid in one sum to the designated Beneficiary unless an optional method of payment is selected. If no Beneficiary survives the Insured, the proceeds shall be paid in one sum to the estate of the Insured. Any proceeds payable upon surrender shall be paid in one sum unless an optional method of payment is elected.


INCONTESTABILITY

  The Policy is incontestable after it has been in force during the lifetime of the Insured for two years from the Date of Issue. An increase in the Specified Amount after the Date of Issue shall be incontestable after such increase has been in force during the lifetime of the Insured for two years from its Policy Date. Any reinstatement of a Policy shall be incontestable only after having been in force during the lifetime of the Insured for two years after the Policy Date of the reinstatement.


MISSTATEMENT OF AGE OR SEX

  If the age or sex of the Insured has been misstated, the amount of the Death Benefit will be adjusted as provided in the Policy.


SUICIDE

  Suicide within two years of the Date of Issue is not covered by the Policy unless otherwise provided by a state's insurance law. If the Insured, while sane or insane, commits suicide within two years after the Date of Issue, American National will pay only the Premiums received less any Policy Debt. If the Insured, while sane or insane, commits suicide within two years after the Policy Date of any increase in the Specified Amount, American National's liability with respect to such increase will only be the total cost of insurance and expenses paid to date for the increase. If the Insured, while sane or insane, commits suicide within two years from the Policy Date of reinstatement, American National's liability with respect to such reinstatement will only be for the return of cost of insurance and expenses, if any, paid on or after the reinstatement.


POSTPONEMENT OF PAYMENTS

  Payment of any amount upon refund, surrender, loans, benefits payable at death and transfers may be postponed whenever: (i) the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("Commission"); (ii) the Commission, by order, permits postponement for the protection of Policyowners; or (iii) an emergency exists, as determined by the Commission, as a result of which, disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's Accumulation Value. Surrenders, or loans from the Fixed Account may be deferred for up to 6 months from the date of written request.


DIVIDENDS

  The Policy is nonparticipating. This means the Policy is not eligible for dividends and does not participate in any distribution of American National's surplus.


DISTRIBUTOR OF THE POLICIES

  SM&R, 2450 South Shore Blvd., League City, Texas 77573, a wholly-owned subsidiary of American National, will act as the principal underwriter of the Policies pursuant to a Distribution and Administrative Services Agreement between itself and American National. SM&R was organized under the laws of the State of Florida in 1964, and is a registered broker/dealer pursuant to the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. (See the American National Fund's Prospectus.)

  Registered representatives of SM&R who sell the Policy will receive commissions from SM&R based upon a commission schedule. After issuance of the Policy, broker/dealers will receive sales commissions aggregating to no more than 9.0% of the Surrender Premiums. Upon any subsequent increase in Specified Amount, commissions will be paid based on the amount of the increase in Surrender Premium. SM&R and American National may authorize other registered broker/dealers and their Registered Representatives to sell the Policies subject to applicable law.


FEDERAL TAX MATTERS

  The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon American National's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Service. Moreover, no attempt has been made to consider in detail any applicable state (except premium taxes, see "CHARGES AND DEDUCTIONS" on page 16) or other tax laws.

  If you are contemplating a Policy in connection with a qualified retirement plan, you should consult a qualified tax adviser.


TAX STATUS OF THE POLICY

 DEFINITION OF LIFE INSURANCE

  Section 7702 of the Internal Revenue Code of 1986, as amended ("Code") defines a life insurance contract for federal income tax purposes.

  The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Policy is not directly addressed by Section 7702 or proposed regulations issued under that Section. The presence of these Policy features, the absence of final regulations, and the lack of other pertinent interpretations of Section 7702, thus create some uncertainty about the application of Section 7702 to the Policy.

  Nevertheless, American National believes that it is reasonable to conclude that the Policy qualifies as a life insurance contract for federal tax purposes, so that the death benefit should be fully excludible from the gross income of the Beneficiary under Section 101(a)(1) of the Code and the Policyowner should not be considered in constructive receipt of the Surrender Value, including any increases, unless and until they are distributed from the Policy.

  If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract. American National thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.


DIVERSIFICATION AND INVESTOR CONTROL

  Section 817(h) of the Code requires that the investments of each of the Subaccount must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under the Code. The Subaccounts, through the Eligible Portfolios, intend to comply with the diversification requirements prescribed in Treas. Reg. (S) 1.817-5, which affect how an Eligible Portfolio's assets are to be invested. American National believes that the Subaccounts will, therefore, meet the diversification requirements, and American National will monitor continued compliance with this requirement.

  In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the subaccounts used to support their contracts. In those circumstances, income and gains from the subaccount assets would be includible in the variable Policyowner's gross income. The Service has stated in published rulings that a variable Policyowner will be considered the owner of subaccount assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets".

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that policyowners were not owners of subaccount assets. For example, the investment objective of certain Eligible Portfolios may be narrower and a Policyowner has additional flexibility in allocating Premium and Accumulation Values. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Subaccounts. In addition, American National does not know what standards will be set forth, if any, in the regulations or rulings that the Treasury Department has stated it expects to issue. American National therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Subaccounts.


TAX TREATMENT OF POLICY BENEFITS

  The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.


GENERAL

  American National believes that the Death Benefit Proceeds and Accumulation Value increases of a Policy should be treated in manner consistent with a fixed-benefit life insurance contract for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

  Depending on the circumstances, a loan, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local estate, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. If the Policy is used in connection with tax-qualified retirement plans, certain limitations prescribed by the Service on, and rules with respect to the taxation of, life insurance protection provided through such plans may apply.

  The Policy may continue after the Insured attains age 100. The tax consequences associated with continuing a Policy beyond age 100 are unclear. A qualified tax adviser should be consulted on this issue.

  The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a qualified tax adviser.

  Generally, the Policyowner will not be deemed to be in constructive receipt of the Accumulation Value, including increments thereof, until there is a distribution. Upon a surrender or lapse of a Policy, the excess, if any, of the amount received plus the amount of indebtedness over the total investment in the Policy will generally be taxed as ordinary income. The tax consequences of other distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").
You should be aware that, in almost all cases, the Policy will be a MEC.


MODIFIED ENDOWMENT CONTRACTS

  Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts." In general, a Policy will be a MEC if at any time during the first seven Policy Years the sum of Premiums paid exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. While classification as a MEC will depend on the individual circumstances of each Policy, in almost all cases the Policy is expected to be a MEC. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the Death Benefit and Accumulation Value at the time of such change and the additional Premiums paid in the seven years following the material change. If a Policy is not a MEC, since the rules relating to whether that Policy could become a MEC as the result of a proposed Policy transaction are complex and cannot be fully described in the limited confines of this summary, Policyowners should consult with a qualified tax adviser to determine whether such a Policy transaction will cause the Policy to be treated as a MEC.


DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

  Policies classified as MEC's will be subject to the following tax rules. First, all distributions, including distributions upon surrender up to the excess, if any, of the Accumulation Value immediately before the distribution over the investment in the contract (described below) at such time are treated as ordinary income subject to tax. Second, a 10 percent additional income tax is imposed on the portion of any distribution from a MEC that is included in income except where the distribution is made on or after the Policyowner attains age 59 1/2, is attributable to the Policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's Beneficiary. Third, loans taken from or secured by a MEC are treated as distributions and taxed accordingly. Past due loan interest that is added to the loan amount is treated as a loan.

  If a Policy becomes a MEC after it is issued, distributions made during the Policy Year in which it becomes a MEC, distributions in any subsequent Policy Year and distributions within two years before the Policy becomes a MEC will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a MEC could later become taxable as a distribution from a MEC.


DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

  Any Policy issued in exchange for a MEC will be subject to the tax treatment accorded to a MEC. However, American National believes that any Policy issued in exchange for a life insurance contract that is not a MEC generally will not be treated as a MEC if the Death Benefit of the Policy is greater than or equal to the death benefit of the contract being exchanged. The payment of any Premiums at the time of or after the exchange may, however, cause the Policy to become a MEC. A Policyowner may, of course, choose not to exercise the right to make additional payments in order to prevent a Policy from being treated as a MEC.

  If your Policy is not a MEC, distributions from the Policy are generally treated as first recovering the investment in the contract (described below) and then, only after the return of all such investment in the contract, as distributing taxable income. In the first 15 years after the Policy is issued, an exception to this general rule occurs when there is a decrease in the Death Benefit or any other change that reduces future benefits under the Policy and that results in a cash distribution to the Policyowner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

  Loans from, or secured by, a Policy that is not a MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.

  Finally, the 10 percent additional tax is not imposed on distributions from (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a MEC.


POLICY LOAN INTEREST

  Interest paid on any loan under a Policy generally is not deductible. A Policyowner should consult a tax adviser before deducting any loan interest.


INVESTMENT IN THE CONTRACT

  Investment in the contract means: (i) the aggregate amount of any Premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy that is excluded from gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a MEC will be disregarded to the extent such amount is excluded from gross income), plus (iii) the amount of any loan from, or secured by, a Policy that is a MEC to the extent that such amount is included in the gross income of the Policyowner.


MULTIPLE POLICIES

  All MEC that are issued by American National (or its affiliates) to the same Policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.


POSSIBLE LEGISLATIVE CHANGES

  The President's Budget Proposal has recommended legislation in 1998 that, if enacted, would adversely modify the federal taxation of certain insurance and annuity contracts. For example, one proposal would tax transfers among investment options and tax exchanges involving variable contracts. A second proposal would reduce the "investment in the contract" under cash value life insurance and certain annuity contracts, thereby increasing the amount of income for purposes of computing gain. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a qualified tax adviser with respect to legislative developments and their effect on the Policy.


TAXATION OF AMERICAN NATIONAL

  At the present time, American National makes no charge for any federal, state or local income taxes that it incurs that may be attributable to the Subaccounts or to the Policies. American National, however, reserves the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Subaccounts or to the Policies. If any tax charges are made in the future, they will be accumulated daily and transferred from the applicable Subaccount to American National's General Account. Any investment earnings on tax charges accumulated in a Subaccount will be retained by American National.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

  American National holds the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets, except for the Fixed Account and assets securing loans. American National maintains records of all purchases and redemptions of shares of Eligible Portfolios by each of the Subaccounts.

VOTING RIGHTS

  All of the assets held in the Subaccounts of the Separate Account will be invested in shares of the corresponding Eligible Portfolios. American National is the legal holder of those shares and as such has the right to vote to elect the Board of Directors of the Eligible Portfolio, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, American National will vote all shares of Eligible Portfolios held in the Separate Account at regular and special shareholder meetings in accordance with instructions received from Policyowners. The number of votes for which each Policyowner has the right to provide instructions will be determined as of the record date selected by the Board of Directors of the American National Fund, the Fidelity Funds, the MFS Variable Insurance Trust, the T. Rowe Price Series, the Van Eck Worldwide Insurance Trust, the Federated Insurance Series or the Lazard Retirement Series, Inc., as the case may be. American National will furnish Policyowners with the proper forms, materials and reports to enable them to give it these instructions.

  The number of shares of an Eligible Portfolio in a Subaccount for which instructions may be given by a Policyowner is determined by dividing the Accumulation Value held in that Subaccount by the net asset value of one share in the corresponding Eligible Portfolio. Fractional shares will be counted. Shares of an Eligible Portfolio held in each Subaccount for which no timely instructions from Policyowners are received and shares of an Eligible Portfolio held in each Subaccount which do not support Policyowner interests will be voted by American National in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, American National may elect to vote shares of the Eligible Portfolios in its own right.

  Matters on which Policyowners may give voting instructions include the following: (1) election of the Board of Directors of the American National Fund, the Fidelity Funds, the T. Rowe Price Series, the MFS Variable Insurance Trust, the Van Eck Worldwide Insurance Trust, the Federated Insurance Series or the Lazard Retirement Series, Inc.; (2) ratification of the independent accountant of the American National Fund, the Fidelity Funds, the T. Rowe Price Series, the MFS Variable Insurance Trust, the Van Eck Worldwide Insurance Trust, the Federated Insurance Series or the Lazard Retirement Series, Inc.; (3) approval of the Investment Advisory Agreement for the Eligible Portfolio(s) corresponding to the Policyowner's selected Subaccount(s); (4) any change in the fundamental investment Policies of the Eligible Portfolio(s) corresponding to the Policyowner's selected Subaccount(s); and (5) any other matter requiring a vote of the shareholders of the American National Fund, the Fidelity Funds, the T. Rowe Price Series, the MFS Variable Insurance Trust, the Van Eck Worldwide Insurance Trust, the Federated Insurance Series or the Lazard Retirement Series, Inc., under the 1940 Act.


DISREGARD OF VOTING INSTRUCTION

  American National may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Eligible Portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Eligible Portfolios. In addition, American National itself may disregard voting instructions that would require changes in the investment objectives or policies of any Eligible Portfolio or in an investment adviser or principal underwriter for the Eligible Portfolios, if American National reasonably disapproves those changes in accordance with applicable federal regulations. If American National does disregard voting instructions, it will advise Policyowners of that action and its reasons for the action in the next annual report or proxy statement to Policyowners.

STATE REGULATIONS OF AMERICAN NATIONAL

  American National, a stock life insurance company organized under the laws of Texas, is subject to regulation by the Texas Department of Insurance. On or before March 1 of each year an NAIC convention blank covering the operations and reporting on the financial condition of American National and the Separate Account as of December 31 of the preceding year must be filed with the Texas Department of Insurance.

  Periodically, the Texas Department of Insurance examines the liabilities and reserves of American National and the Separate Account and certifies their adequacy. A full examination of American National's operations is also conducted periodically by the National Association of Insurance Commissioners.

  In addition, American National is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. The Policies offered by the Prospectus are available in the various states as approved. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investment. However, differences in state laws may require American National to offer a Policy in one or more states which has suicide, incontestability, refund provisions and surrender charges or other provisions which are more favorable to a Policyowner than provisions in a Policy offered in other states.

PREPARING FOR YEAR 2000

  Like all financial services providers, American National utilizes systems and relies on service providers, including the Eligible Portfolios, that may be affected by Year 2000 transition issues. American National has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on American National. However, as of the date of this Prospectus, it is not anticipated that Policyowners will experience negative effects on their Accumulation Value, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. American National currently anticipates that its systems will be Year 2000 compliant on or about January 1, 1999, but there can be no assurance that American National will be successful, or that interaction with other service providers will not impair American National's services at that time.


LEGAL MATTERS

  Various matters of Texas law pertaining to the Policy, including the validity of the Policy and American National's right to issue the Policy under Texas Insurance Law, have been passed upon by Greer, Herz and Adams, L.L.P., General Counsel.


LEGAL PROCEEDINGS

  American National and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, American National believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or American National. (See footnote 15 of the Financial Statements of American National, on page 43)


EXPERTS

  The consolidated financial statements of American National Insurance Company and subsidiaries as of December 31, 1997 and December 31, 1996 and for the years then ended, included in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

  Actuarial matters included in the Prospectus have been examined by Rex D. Hemme, as stated in the opinion filed as an exhibit to the registration statement.


ADDITIONAL INFORMATION

  A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, American National and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.


FINANCIAL STATEMENTS

  The financial statements of American National should be considered only as bearing on the ability of American National to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. No financial statements of the Separate Account have been included in this Prospectus because, as of the date of this Prospectus, the Subaccounts funding the Polices had no assets or liabilities.

MANAGEMENT OF AMERICAN NATIONAL INSURANCE COMPANY


NAME AND POSITION(S) WITH                 PRINCIPAL OCCUPATIONS LAST FIVE YEARS
AMERICAN NATIONAL INSURANCE COMPANY             AND OTHER POSITIONS HELD
--------------------------------------------------------------------------------

ROBERT L. MOODY
CHAIRMAN OF THE BOARD, DIRECTOR,
PRESIDENT AND
CHIEF EXECUTIVE OFFICER

President, January 1996 to present, Chairman of the Board, April 1982 to present, Chief Executive Officer, July 1991 to present, and Director, March 1960 to present, American National. Director, September 1985 to present, ANREM Corporation. Director and President, 1982 to present, Moody Bancshares, Inc. Director and President, 1988 to present, Moody Bank Holding Company, Inc. President, 1980 to 1993, Chairman of the Board, Director and Chief Executive Officer, 1980 to present, The Moody National Bank of Galveston. Chairman of the Board and Director, 1971 to present, National Western Life Insurance Company. Trustee, 1955 to present, The Moody Foundation. Director, 1954 to present, Gal-Tex Hotel Corporation. Chairman of the Board and Director of Transitional Learning Community at Galveston; Chairman of the Board and Director of The Moody Endowment.

G.R. FERDINANDTSEN
SENIOR EXECUTIVE VICE PRESIDENT
AND CHIEF OPERATING OFFCER

Senior Executive Vice President and Chief Operating Officer, April 1997 to present, Senior Executive Vice President and Chief Administrative Officer, April 1996 to April 1997. Senior Vice President, Health Insurance Operations, April 1993 to April 1996, Senior Vice President, Director of Group Insurance, July 1990 to April 1993, American National. Vice President, Health Insurance Operations, April 1993 to present, American National Life Insurance Company of Texas. Director, November 1992 to present, American National Property and Casualty Company. Director, November 1992 to present, American National General Insurance Company. Director, April 1978 to present, McMarr Properties (formerly American Securities Company). Director, April 1992 to present, McCreless Foundation. Director, January 1985 to present, United Land. Director, June 1993 until company was merged in December 1994, Commonwealth Life and Accident Insurance Company. Underwriter, March 1994 to present, American National Lloyds Insurance Company. Director, 1995 to present, Pacific P & C, Inc. Director, January 1996 to present, Standard Life and Accident Insurance Company.


IRWIN M. HERZ, JR.
DIRECTOR

Director, 1984 to present, American National. Partner, March 1980 to present, Greer, Herz & Adams, L.L.P., General Counsel to American National. Trustee, April 1971 to present, Three R Trusts. Director, April 1983 until company was merged in December 1994, Commonwealth Life and Accident Insurance Company. Director, June 1992 to present, Garden State Life Insurance Company. Director of American National Property and Casualty Company.


R. EUGENE LUCAS
DIRECTOR

Director, April 1981 to present, American National. President and Director, March 1971 to present, Gal-Tex Hotel Corporation. President and Director, March 1971 to present, Gal-Tenn Hotel Corporation. President and Director, May 1985 to present, Gal-Tex Management Company. President and Director, November 1995 to present, Gal-Tex Woodstock, Inc. Director, November 1982 to present, Securities Management and Research, Inc. Director, September 1982 to present, ANREM Corporation. Director, March 1985 to present, Colonel Museum, Inc.


HAROLD C. MACDONALD
DIRECTOR

Director, April 1982 to present, American National. Comptroller, December 1962 to present, The Moody Foundation. Director, November 1982 to present, American National Property and Casualty Company. Director, November 1982 to present, American National General Insurance Company. Director, March 1981 to August 1996, Seal Fleet, Inc. Director, 1995 to present, Pacific Property and Casualty, Inc.


E. DOUGLAS MCLEOD
DIRECTOR


Director, April 1984 to present, American National. Director, 1986 to present, ANREM Corporation. Director, October 1979 to present, National Western Life Insurance Company. Director, June 1984 to present, Independent County Mutual Fire Insurance Company of Texas. Attorney. Director of Development, May 1982 to present, The Moody Foundation. Owner of McLeod Properties. Past Member of State House of Representatives of the State of Texas. Chairman and Director, 1988 to present, Moody Gardens, Inc. Vice President and Director, 1985 to present, Colonel Museum, Inc. Director, 1983 to present, Center for Transportation and Commerce.

FRANCES ANNE MOODY
DIRECTOR

Director, April 1987 to present, American National. Executive Director, January 1998 to present, and Regional Grants Advisor, September 1996 to present, The Moody Foundation. Director, 1990 to present, National Western Life Insurance Company. Executive Director, 1991 to present, The Moody Endowment. Investments, Dallas, Texas.


RUSSELL S. MOODY
DIRECTOR

Director, April 1986 to present, American National. Director, 1988 to March 1996, National Western Life Insurance Company. Director, 1981 to present, Gal-Tex Hotel Corporation. Director, 1982 to 1996, Seal Fleet, Inc.

WILLIAM L. MOODY IV
DIRECTOR

Director, March 1951 to present, American National. Director, January 1969 to March 1996, Advisory Director, March 1996 to present, The Moody National Bank of Galveston. President and Director, May 1959 to present, Moody Ranches, Inc. Director, November 1969 to present, American National Life Insurance Company of Texas. Board of Trustees, 1970 to present, Rosenberg Library. Director, 1970 to present, University of Texas Medical Branch Development Board.

JOE MAX TAYLOR
DIRECTOR

Director, April 1992 to present, American National. Sheriff, 1980 to present, Galveston County, Texas. Director and President, 1988 to present, Moody Gardens, Inc. Director, 1985 to present, Transitional Learning Community at Galveston. President, 1981 to present, Galveston County Bail-Bond Board. Director, 1981 to present, Fifty Club Board of Galveston. Director, 1992 to present, Landry's Seafood Restaurants, Inc. Pre-Trial Release Board of Galveston County 1982 to present. Chairman, 1993 to present, Juvenile Crime Prevention-Intervention Task Force. President's Cabinet, 1994 to present, University of Texas Medical Branch.

R.A. FRUEND
EXECUTIVE VICE PRESIDENT

Executive Vice President, Director of Ordinary Agencies, April 1989 to present, American National. Director and Vice President, April 1989 to present, American National Life Insurance Company of Texas. Director, November 1979 to present, American National Property and Casualty Insurance Company. Director, November 1981 to present, American National General Insurance Company. Director, November 1988 to present, Securities Management and Research, Inc. Director, 1995 to present, Pacific P & C, Inc. Director, November 1988 to present, American National Insurance Service Company. Director, December 1995 to present, ANPAC Lloyds Insurance Management, Inc. Director, December 1995 to present, American National Lloyds Insurance Company.

B.J. GARRISON
EXECUTIVE VICE PRESIDENT

Executive Vice President, Director of Home Service Division, April 1991 to present, American National. Director, February 1993 until company was merged in December 1994, Commonwealth Life and Accident Insurance Company.

M.W. MCCROSKEY
EXECUTIVE VICE PRESIDENT

Executive Vice President-Investments, 1995 to present, and Senior Vice President-Real Estate and Mortgage Loans, 1986 to 1995, American National. Director, June 1977 to present, and President, October 1986 to present, ANREM Corporation. Assistant Secretary, December 1986 to present, American National Life Insurance Company of Texas. Vice President, May 1988 to present, Standard Life and Accident Insurance Company. President and Director, 1995 to present, ANTAC, Inc. President, Chief Executive Officer and Director, 1994 to present, Securities Management and Research, Inc. President and Director, 1994 to present, American National Funds Group. President and Director, 1994 to present, SM&R Capital Funds, Inc. President and Director, 1994 to present, American National Investment Accounts, Inc. Vice President, 1995 to present, Pacific P & C, Inc. Vice President, May 1994 to present, Garden State Life Insurance Company. Vice President, June 1994 to present, American National Property and Casualty Company. Vice President, June 1994 to present, American National General Insurance Company.

J.E. POZZI
EXECUTIVE VICE PRESIDENT

Executive Vice President, Independent Markets, April 1996 to present. Senior Vice President, Corporate Planning and Development, June 1992 to April 1996, American National. Vice President, April 1993 to present, American National Life Insurance Company of Texas.

R.J. WELCH
EXECUTIVE VICE PRESIDENT

Executive Vice President and Chief Actuary, April 1996 to present. Senior Vice President and Chief Actuary, April 1986 to April 1996, American National. Director, December 1987 to present, Standard Life and Accident Insurance Company. Director, November 1987 to present, American National Property and Casualty Company. Director, November 1987 to present, American National General Insurance Company. Director, November 1986 to present, Actuary, April 1980 to present, and Senior Vice President, April 1990 to present, American National Life Insurance Company of Texas. Vice President, until company was merged in December 1994, Commonwealth Life and Accident Insurance Company. Chairman of the Board and Director, June 1992 to present, Garden State Life Insurance Company. Director, 1995 to present, Pacific P & C, Inc. Director, December 1995 to present, American National Insurance Service Company.

C.H. ADDISON
SENIOR VICE PRESIDENT

Senior Vice President, Systems Planning and Computing, April 1978 to present, American National. Director, November 1981 to present, American National Property and Casualty Company. Director, November 1981 to present, American National General Insurance Company. Director, 1995 to present, Pacific P & C, Inc. Director, January 1996 to present, Standard Life and Accident Insurance Company.

A.L. AMATO
SENIOR VICE PRESIDENT

Senior Vice President, Life Policy Administration, April 1994 to present, Vice President, Life Policy Administration, April 1984 to April 1994, American National. Vice President, May 1984 to present, American National Life Insurance Company of Texas. Vice President, August 1992 to present, Director, August 1992 to December 1993, and Advisory Director, December 1993 to present, Garden State Life Insurance Company. Director, August 1992 until company was merged in December 1994, Commonwealth Life and Accident Insurance Company.

G.C. LANGLEY
SENIOR VICE PRESIDENT

Senior Vice President, Human Resources, November 1995 to present. Vice President, Assistant Personnel Director, April 1983 to November 1995. Assistant Vice President, Equal Employment Opportunity/Affirmative Action Program Coordinator, April 1976 to April 1983, and Assistant Vice President, Personnel Placement Director, April 1969 to April 1976, American National.

S.E. PAVLICEK
SENIOR VICE PRESIDENT AND CONTROLLER

Senior Vice President and Controller, April 1996 to present, Vice President and Controller, 1994 to April 1996, and Assistant Vice President - Financial Reports, 1983 to 1994, American National. Assistant Treasurer, 1995 to present, ANTAC, Inc. Controller, June 1992 to present, Garden State Life Insurance Company. Controller, August 1994 to present, American National Life Insurance Company of Texas.

J.R. THOMASON
SENIOR VICE PRESIDENT

Senior Vice President, Credit Insurance Services, April 1987 to present, American National.

G.W. TOLMAN
SENIOR VICE PRESIDENT

Senior Vice President, Corporate Affairs, April 1996 to present, and Vice President, Corporate Affairs, April 1976 to April 1996, American National.

V.E. SOLER, JR.
VICE PRESIDENT, SECRETARY AND TREASURER

Vice President, Secretary and Treasurer, 1994 to present, and Vice President and Controller, March, 1984 to 1994, American National. Treasurer, October 1984 to present, ANREM Corporation. Treasurer, April 1984 to present, Controller, April 1984 to August 1994, and Secretary, August 1994 to present, American National Life Insurance Company of Texas. Assistant Secretary, January 1996 to present, Standard Life and Accident Insurance Company. Secretary, 1995 to present, ANTAC, Inc. Secretary and Treasurer, August 1994 to present, Garden State Life
Insurance Company. Assistant Secretary, August 1994 to   present, American
National Property and Casualty Company. Assistant Secretary, American National General Insurance Company.

The principal business address of each person listed above is American National Insurance Company, One Moody Plaza, Galveston, Texas 77550-7999.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Stockholders and Board of Directors,
American National Insurance Company



  We have audited the accompanying consolidated statements of financial position of American National Insurance Company and subsidiaries (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the years then ended. These consolidated financial statements (pages 28 through 43) are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP


Houston, Texas
February 19, 1998

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except for per share data)

-------------------------------------------------------------------------------------------------------
                                                                                   1997          1996
-------------------------------------------------------------------------------------------------------
PREMIUMS AND OTHER REVENUE
 Life and annuity premiums                                                    $  349,073     $  329,937
 Accident and health premiums                                                    378,521        364,198
 Property and casualty premiums                                                  312,987        257,845
 Other policy revenues                                                            99,930         82,911
 Net investment income                                                           472,895        435,691
 Gain from sale of investments                                                   103,320         58,001
 Other income                                                                     23,178         21,416
-------------------------------------------------------------------------------------------------------
  Total revenues                                                               1,739,904      1,549,999
-------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
 Death and other benefits:
  Life and annuity                                                               382,696        363,035
  Accident and health                                                            279,348        261,942
  Property and casualty                                                          233,887        206,120
 Increase (decrease) in liability for future policy benefits:
  Life and annuity                                                                50,995         37,988
  Accident and health                                                             (4,843)        (1,570)
 Commissions for acquiring and servicing policies                                239,633        267,305
 Other operating costs and expenses                                              167,079        156,128
 Increase in deferred policy acquisition costs, net of amortization              (12,267)       (73,880)
 Taxes, licenses and fees                                                         39,687         38,234
-------------------------------------------------------------------------------------------------------
  Total benefits and expenses                                                  1,376,215      1,255,302
-------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF UNCONSOLIDATED
  AFFILIATES AND FEDERAL INCOME TAXES                                            363,689        294,697

EQUITY IN EARNINGS OF UNCONSOLIDATED AFFILIATES                                    9,333         10,764
-------------------------------------------------------------------------------------------------------
GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES                                 373,022        305,461

PROVISION (BENEFIT) FOR FEDERAL INCOME TAXES
 Current                                                                         134,271         90,103
 Deferred                                                                         (9,606)          (237)
-------------------------------------------------------------------------------------------------------
NET INCOME                                                                    $  248,357     $  215,595
=======================================================================================================
NET INCOME PER COMMON SHARE - BASIC & DILUTED                                 $     9.38     $     8.14
=======================================================================================================

See accompanying notes to consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(In thousands)
---------------------------------------------------------------------------------------------------------------
                                                                                             DECEMBER 31,
---------------------------------------------------------------------------------------------------------------
                                                                                         1997           1996
---------------------------------------------------------------------------------------------------------------
ASSETS
 Investments, other than investments in unconsolidated affiliates
  Debt securities:
   Bonds held-to-maturity, at amortized cost                                          $3,605,927     $3,430,726
   Bonds available-for-sale, at market                                                   600,380        528,306
  Marketable equity securities, at market:
   Preferred stocks                                                                       40,744         51,625
   Common stocks                                                                         882,864        754,039
  Mortgage loans on real estate                                                        1,103,333      1,098,583
  Policy loans                                                                           300,574        303,336
  Investment real estate, net of accumulated depreciation
   of $100,298 and $108,974                                                              258,210        323,826
  Short-term investments                                                                 126,732          5,470
  Other invested assets                                                                   63,135         70,064
---------------------------------------------------------------------------------------------------------------
    Total investments                                                                  6,981,899      6,565,975
 Cash                                                                                      5,497         13,545
 Investments in unconsolidated affiliates                                                100,888         95,836
 Accrued investment income                                                               102,361         97,883
 Reinsurance ceded receivables                                                            48,193         42,695
 Prepaid reinsurance premiums                                                            140,791        109,965
 Premiums due and other receivables                                                       85,945         70,922
 Deferred policy acquisition costs                                                       748,341        739,023
 Property and equipment                                                                   32,142         26,455
 Other assets                                                                             57,889         73,713
 Separate account assets                                                                 179,027        152,533
---------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                      $8,482,973     $7,988,545
===============================================================================================================
LIABILITIES
 Policyholder funds
  Future policy benefits:
   Life and annuity                                                                   $1,990,978     $1,939,926
   Accident and health                                                                   101,550        106,555
  Policy account balances                                                              2,422,828      2,353,245
  Policy and contract claims                                                             326,182        289,846
  Other policyholder funds                                                               419,736        356,456
---------------------------------------------------------------------------------------------------------------
   Total policyholder liabilities                                                      5,261,274      5,046,028
 Current federal income taxes                                                             14,340         17,810
 Deferred federal income taxes                                                           215,606        196,712
 Other liabilities                                                                       107,309        101,556
 Separate account liabilities                                                            179,027        152,533
---------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                                                  5,777,556      5,514,639
---------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
 Capital stock                                                                            30,832         30,832
 Additional paid-in capital                                                                  211            211
 Net unrealized gains on securities                                                      215,883        163,352
 Retained earnings                                                                     2,561,218      2,382,238
 Treasury stock, at cost                                                                (102,727)      (102,727)
---------------------------------------------------------------------------------------------------------------
    TOTAL STOCKHOLDERS' EQUITY                                                         2,705,417      2,473,906
---------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                        $8,482,973     $7,988,545
===============================================================================================================

See accompanying notes to consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
(In thousands, except for per share data)
------------------------------------------------------------------------------------------------------------------------------------

                                                                  NET
                                                ADDITIONAL     UNREALIZED                                           TOTAL
                                    CAPITAL       PAID-IN       GAINS ON        RETAINED         TREASURY      STOCKHOLDERS'
                                     STOCK        CAPITAL      SECURITIES       EARNINGS           STOCK           EQUITY
----------------------------------------------------------------------------------------------------------------------------
BALANCE DECEMBER 31,1995           $ 30,832       $  211       $ 158,898      $ 2,233,899       $ (102,727)      $ 2,321,113

 Net income                                                                       215,595                            215,595

 Dividends to stockholders
  ($2.54 per share)                                                               (67,256)                           (67,256)

 Increase in unrealized gains on
  marketable securities, net
  of applicable federal
  income taxes                                                     4,454                                               4,454
----------------------------------------------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1996            30,832          211         163,352        2,382,238         (102,727)        2,473,906
 Net income                                                                       248,357                            248,357

 Dividends to stockholders
  ($2.62 per share)                                                               (69,377)                           (69,377)

 Increase in unrealized gains on
  marketable securities, net
  of applicable federal
  income taxes                                                    52,531                                              52,531
----------------------------------------------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1997          $ 30,832       $  211       $ 215,883      $ 2,561,218       $ (102,727)      $ 2,705,417
============================================================================================================================

See accompanying notes to consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

--------------------------------------------------------------------------------------------------------------------
                                                                                               1997          1996
OPERATING ACTIVITIES
 Net income                                                                                $  248,357     $  215,595
 Adjustments to reconcile net income to net cash provided by operating activities:
  Increase in liabilities for policyholders' funds                                            145,663        103,946
  Charges to policy account balances                                                          (99,625)       (81,651)
  Interest credited to policy account balances                                                135,478        121,689
  Deferral of policy acquisition costs                                                       (151,891)      (182,124)
  Amortization of deferred policy acquisition costs                                           138,710        108,017
  Deferred federal income tax expense (benefit)                                                (9,606)          (237)
  Depreciation                                                                                 20,454         20,104
  Accrual and amortization of discounts and premiums                                          (34,416)        (7,959)
  Gain from sale of investments                                                              (103,320)       (58,001)
  Equity in earnings of unconsolidated affiliates                                              (9,333)       (10,764)
  Decrease (increase) in premiums receivable                                                  (15,023)         3,093
  Increase in accrued investment income                                                        (4,478)       (15,342)
  Capitalization of interest on policy and mortgage loans                                     (14,475)       (14,338)
  Other changes, net                                                                          (26,937)       (36,969)
--------------------------------------------------------------------------------------------------------------------
   Net cash provided by operating activities                                                  219,558        165,059
--------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES
 Proceeds from sale or maturity of investments:
  Bonds                                                                                       196,807        201,485
  Stocks                                                                                      331,679        191,284
  Real estate                                                                                  89,448         26,528
  Other invested assets                                                                         5,706          1,112
 Principal payments received on:
  Mortgage loans                                                                              168,603         56,352
  Policy loans                                                                                 40,207         37,645
 Purchases of investments:
  Bonds                                                                                      (424,721)      (725,070)
  Stocks                                                                                     (279,690)      (120,441)
  Real estate                                                                                  (1,537)        (7,696)
  Mortgage loans                                                                             (151,471)      (218,019)
  Policy loans                                                                                (23,023)       (25,137)
  Other invested assets                                                                       (15,250)       (74,259)
 Decrease (increase) in short-term investments, net                                          (121,262)         9,596
 Decrease (increase) in investment in unconsolidated affiliates, net                           (4,281)        13,718
 Increase in property and equipment, net                                                       (3,173)        (2,867)
--------------------------------------------------------------------------------------------------------------------
   Net cash used in investing activities                                                     (191,958)      (635,769)
--------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES
 Policyholders' deposits to policy account balances                                           391,607        756,727
 Policyholders' withdrawals from policy account balances                                     (357,878)      (219,161)
 Dividends to stockholders                                                                    (69,377)       (67,256)
--------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                        (35,648)       470,310
--------------------------------------------------------------------------------------------------------------------
NET DECREASE IN CASH                                                                           (8,048)          (400)
 Cash:
  Beginning of the year                                                                        13,545         13,945
--------------------------------------------------------------------------------------------------------------------
  End of the year                                                                          $    5,497     $   13,545
====================================================================================================================

See accompanying notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(1)  NATURE OF OPERATIONS

  American National Insurance Company (American National) is a multiple line insurance company offering a broad line of insurance coverages, including individual and group life, health, and annuities; personal lines property and casualty; and credit insurance. In addition, through subsidiaries, American National also offers mutual funds and real estate management services. The majority (99%) of revenues are generated by the insurance business. With the exception of New York, business is conducted in all states, as well as Puerto Rico, Guam and American Samoa. American National is also authorized to sell its products to American military personnel in Western Europe. Various distribution systems are utilized, including home service, multiple line ordinary, group brokerage, credit and independent third party marketing organizations.

  American National's insurance subsidiaries are American National Life Insurance Company of Texas, Garden State Life Insurance Company, Standard Life and Accident Insurance Company, American National Property and Casualty Company, American National General Insurance Company and American National Lloyds Insurance Company. The major non-insurance subsidiaries are Securities Management & Research, Inc. and ANREM Corporation. As part of its investment portfolio, American National also owns interests in unconsolidated affiliates, primarily several real estate joint ventures and partnerships.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION--The consolidated financial statements include the accounts of American National Insurance Company and its wholly owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation. Investments in unconsolidated affiliates are shown at cost plus equity in undistributed earnings since the dates of acquisition.

  The consolidated financial statements have been prepared on the basis of generally accepted accounting principles which, for the insurance companies, differs from the basis of accounting followed in reporting to insurance regulatory authorities. (See Note 12.)

  Certain reclassifications have been made to the 1996 financial information to conform to the 1997 presentation.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

ACCOUNTING CHANGES

  ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF-- Effective January 1, 1996, American National adopted Statement of Financial Accounting Standard (FAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of." This statement requires that long-lived assets be reviewed for impairment whenever circumstances indicate that the carrying value may not be recoverable. The review must be done by estimating future undiscounted cash flows to be received. If the sum of the expected future undiscounted cash flows is less than the carrying value, an analysis of the investment's fair value compared with its carrying value is performed. If the fair value is less than the carrying value, an impairment loss is recognized as a charge to current earnings. As American National used similar methods to calculate valuation reserves on investment real estate in prior years, the adoption of this new standard did not have a material effect on American National's consolidated financial position or results of operations.

  FAS No. 121 also requires that long-lived assets to be disposed of be carried at the lower of book value or the expected amount to be received on sale, less the cost to sell. Prior to January 1, 1996, American National's real estate acquired in satisfaction of debt (foreclosed real estate) was carried at cost less accumulated depreciation and reserves for possible losses. Upon the adoption of FAS No. 121, American National determined that all of its foreclosed real estate was held for sale and should therefore be held at the lower of book value or the expected amount to be received on sale, less the cost to sell, without any further allowance for depreciation. Since all of the book values for foreclosed real estate were below the expected amount to be received on sale, less the cost to sell, the adoption of this new standard did not have a material effect on American National's consolidated financial position or results of operations.

  EARNINGS PER SHARE--As of December 31, 1997, American National adopted FAS No. 128 "Earnings per Share." This statement establishes standards for computing and presenting earnings per share. As American National has a simple capital structure, the adoption of this new standard did not have any effect on the calculation of earnings per share.

NEW ACCOUNTING PRONOUNCEMENTS


  REPORTING COMPREHENSIVE INCOME--FAS No. 130, "Reporting Comprehensive Income," is effective for years beginning after December 15, 1997. This statement establishes standards for reporting and display of comprehensive income and its components in a financial statement that are displayed with the same prominence as the rest of the financial statements in a report.

  American National will adopt FAS No. 130 on January 1, 1998. Management believes that the adoption of FAS No. 130 will have no effect on American National's financial position or results from operations.

  DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION--FAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," is effective for years beginning after December 15, 1997. This statement establishes standards for the way information is reported about operating segments in financial statements. The statement requires disclosure of information on operating segments that are evaluated regularly by the chief operating decision maker in deciding how to allocate resources and assess performance. It also establishes standards for related disclosures about products and services, geographic areas and major customers.

  American National will adopt FAS No. 131 on January 1, 1998. The adoption of this standard will require American National to change the way it reports segment information to match more closely the way the business is analyzed by management. Upon adoption, applicable prior period results will be revised to reflect the new disclosure. However, management believes that the adoption of FAS No. 131 will have no effect on American National's financial position or results from operations.

INVESTMENTS

  DEBT SECURITIES--Bonds which are intended to be held-to-maturity are carried at amortized cost. The carrying value of these debt securities is expected to be realized, due to American National's ability and intent to hold these securities until maturity.

 Bonds held as available-for-sale are carried at market.

  PREFERRED STOCKS--All preferred stocks are classified as available-for-sale and are carried at market

  COMMON STOCKS-- All common stocks are classified as available-for-sale and are carried at market.

  UNREALIZED GAINS--For all investments carried at market, the unrealized gains or losses (differences between amortized cost and market), net of applicable federal income taxes, are reflected in stockholders' equity.

  MORTGAGE LOANS--Mortgage loans on real estate are carried at amortized cost, less allowance for valuation impairments.

  The mortgage loan portfolio is closely monitored through the review of loan and property information, such as debt service coverage, annual operating statements and property inspection reports. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, impaired loans are identified and valuation allowances are established. Impaired loans are loans where, based on current information and events, it is probable that American National will be unable to collect all amounts due according to the contractual terms of the loan agreement.

  POLICY LOANS--Policy loans are carried at cost.

  INVESTMENT REAL ESTATE--Investment real estate is carried at cost, less allowances for depreciation and valuation impairments. Depreciation is provided over the estimated useful lives of the properties (15 to 50 years) using straight-line and accelerated methods.

  American National's real estate portfolio is closely monitored through the review of operating information and periodic inspections. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, if there is any indication of an adverse change in the economic condition of a property, a complete cash flow analysis is performed to determine whether or not an impairment allowance is necessary. If a possible impairment is indicated, the fair market value of the property is estimated using a variety of techniques, including cash flow analysis, appraisals and comparison to the values of similar properties. If the book value is greater than the estimated fair market value, an impairment allowance is established.

  SHORT-TERM INVESTMENTS--Short-term investments (primarily commercial paper) are carried at amortized cost.

  OTHER INVESTED ASSETS--Other invested assets are carried at cost, less allowance for valuation impairments. Valuation allowances for other invested assets are considered on an individual basis in accordance with the same procedures as used for investment real estate.

  INVESTMENT VALUATION ALLOWANCES AND IMPAIRMENTS--Investment valuation allowances are established for other than temporary impairments of mortgage loans, real estate and other assets in accordance with the policies established for each class of invested asset. The increase in the valuation allowances is reflected in current period income as a realized loss.

  Management believes that the valuation allowances are adequate. However, it is possible that a significant change in economic conditions in the near term could result in losses exceeding the amounts established.

CASH AND CASH EQUIVALENTS--American National considers cash on hand and in banks as cash for purposes of the consolidated statements of cash flows.

INVESTMENTS IN UNCONSOLIDATED AFFILIATES--These assets are primarily investments in real estate joint ventures, and are accounted for under the equity method of accounting.

PROPERTY AND EQUIPMENT--These assets consist of buildings occupied by the companies, electronic data processing equipment, and furniture and equipment. These assets are carried at cost, less accumulated depreciation. Depreciation is provided using straight-line and accelerated methods over the estimated useful lives of the assets (3 to 50 years).

INSURANCE SPECIFIC ASSETS AND LIABILITIES


  DEFERRED POLICY ACQUISITION COSTS--Certain costs of acquiring new insurance business have been deferred. For life, annuity and accident and health business, such costs consist of inspection report and medical examination fees, commissions, related fringe benefit costs and the cost of insurance in force gained through acquisitions. The amount of commissions deferred includes first-year commissions and certain subsequent year commissions that are in excess of ultimate level commission rates.

  The deferred policy acquisition costs on traditional life and health products are amortized with interest over the anticipated premium-paying period of the related policies, in proportion to the ratio of annual premium revenue to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality and withdrawal assumptions used in computing liabilities for future policy benefits. The amount of deferred policy acquisition costs is reduced by a provision for possible inflation of maintenance and settlement expenses in the determination of such amounts by means of grading interest rates.

  Costs deferred on universal life, limited pay and investment type contracts are amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality, and surrender charges. The effect on the deferred policy acquisition costs that would result from realization of unrealized gains (losses) is recognized with an offset to net unrealized gains (losses) in consolidated stockholders' equity as of the balance sheet date. It is possible that a change in interest rates could have a significant impact on the deferred policy acquisition costs calculated for these contracts.

  Deferred policy acquisition costs associated with property and casualty insurance business consist principally of commissions,

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONTINUED


underwriting and issue costs. These costs are amortized over the coverage period of the related policies, in relation to premium revenue recognized.

  FUTURE POLICY BENEFITS--For traditional products, liabilities for future policy benefits have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality and other assumptions which were appropriate at the time the policies were issued. Estimates used are based on the companies' experience, as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined that future expected experience differs significantly from the assumed, the estimates are revised for current and future issues.

  Future policy benefits for universal life and investment-type contracts reflect the current account value before applicable surrender charges. In the near term, it is possible that a change in interest rates could have a significant impact on the values calculated for these contracts.

RECOGNITION OF PREMIUM REVENUE AND POLICY BENEFITS

  TRADITIONAL ORDINARY LIFE AND HEALTH--Life and accident and health premium is recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the life of the policy contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

  ANNUITIES--Revenues from annuity contracts represent amounts assessed against contract holders. Such assessments are principally surrender charges and, in the case of variable annuities, administrative fees. Policy account balances for annuities represent the premiums received plus accumulated interest less applicable accumulated administrative fees. It is possible that a change in interest rates could have a significant impact on the values calculated for these contracts.

  UNIVERSAL LIFE AND SINGLE PREMIUM WHOLE LIFE--Revenues from universal life policies and single premium whole life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges actually paid and earned policy service fees. Policyholder account balances consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of account balances returned to policyholders.

  PROPERTY AND CASUALTY--Property and casualty premiums are recognized as revenue proportionately over the contract period. Policy benefits consist of actual claims and the change in reserves for losses and loss adjustment expenses. The reserves for losses and loss adjustment expenses are estimates of future payments of reported and unreported claims and the related expenses with respect to insured events that have occurred. These reserves are calculated using case basis estimates for reported losses and experience for claims incurred but not reported. These loss reserves are reported net of an allowance for salvage and subrogation. Management believes that American National's reserves have been appropriately calculated, based on available information as of December 31, 1997. However, it is possible that the ultimate liabilities may vary significantly from these estimated amounts.

  PARTICIPATING INSURANCE POLICIES--The allocation of dividends to participating policyowners is based upon a comparison of experience rates of mortality, interest and expense, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums. Participating business comprised approximately 2.6% of the life insurance in force at December 31, 1997, and 4.5% of life premiums in 1997.

FEDERAL INCOME TAXES--American National and all but one of its subsidiaries file a consolidated life/non-life federal income tax return. Garden State Life Insurance Company files a separate return.

  Deferred federal income tax assets and liabilities have been recognized to reflect the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Realization of the deferred tax assets is dependent on generating sufficient taxable income in the future. Management believes that it is more likely than not that sufficient income will be generated to realize the net deferred tax assets.


SEPARATE ACCOUNT ASSETS AND LIABILITIES--The separate account assets and liabilities represent funds maintained to meet the investment objectives of contract holders who bear the investment risk. The investment income and investment gains and losses from these separate funds accrue directly to the contract holders of the policies supported by the separate accounts. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of American National. The assets of these accounts are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in this report.

NET INCOME PER COMMON SHARE--Net income per common share is based on the weighted average number of shares outstanding (26,479,165 shares for 1997 and 1996).

(3)  INVESTMENTS

  The amortized cost and estimated market values of investments in held-to-maturity and available-for-sale securities are shown below (in thousands):

                                                          GROSS         GROSS       ESTIMATED
                                           AMORTIZED    UNREALIZED    UNREALIZED      MARKET
                                              COST        GAINS         LOSSES        VALUE
----------------------------------------------------------------------------------------------
DECEMBER 31, 1997:
------------------
Debt securities
  Bonds held-to-maturity:
    U. S. Government and agencies          $  180,156      $ 5,662   $      (220)   $  185,598
    States and political subdivisions          11,367          261           (15)       11,613
    Foreign governments                       121,643        7,147            --       128,790
    Public utilities                        1,198,814       39,353        (2,374)    1,235,793
    All other corporate bonds               1,885,700       85,963        (1,925)    1,969,738
    Mortgage-backed securities                208,247       12,809            (2)      221,054
----------------------------------------------------------------------------------------------
  Total bonds held-to-maturity              3,605,927      151,195        (4,536)    3,752,586
----------------------------------------------------------------------------------------------
Bonds available-for-sale:
    U. S. Government and agencies              49,990        1,348            --        51,338
    Foreign governments                        47,141        4,328            --        51,469
    Public utilities                          185,078       12,330            --       197,408
    All other corporate bonds                 280,860       19,311            (6)      300,165
----------------------------------------------------------------------------------------------
  Total bonds available-for-sale              563,069       37,317            (6)      600,380
----------------------------------------------------------------------------------------------
 Total debt securities                      4,168,996      188,512        (4,542)    4,352,966
----------------------------------------------------------------------------------------------
Marketable equity securities:
    Preferred stock                            39,313        1,510           (79)       40,744
    Common stock                              575,058      331,280       (23,474)      882,864
----------------------------------------------------------------------------------------------
 Total marketable equity securities           614,371      332,790       (23,553)      923,608
----------------------------------------------------------------------------------------------
Total investments in securities           $ 4,783,367    $ 521,302     $ (28,095)   $5,276,574
==============================================================================================

----------------------------------------------------------------------------------------------
DECEMBER 31, 1996:
------------------
Debt securities
  Bonds held-to-maturity:
    U. S. Government and agencies          $  174,399      $ 3,911      $   (506)   $  177,804
    States and political subdivisions          14,185          216           (39)       14,362
    Foreign governments                       107,573        4,257          (133)      111,697
    Public utilities                        1,142,072       19,654       (22,213)    1,139,513
    All other corporate bonds               1,698,451       46,039       (17,584)    1,726,906
    Mortgage-backed securities                294,046       13,527           (11)      307,562
----------------------------------------------------------------------------------------------
  Total bonds held-to-maturity              3,430,726       87,604       (40,486)    3,477,844
----------------------------------------------------------------------------------------------
Bonds available-for-sale:
    U. S. Government and agencies              26,062          559           (75)       26,546
    Foreign governments                        41,594        2,961           (10)       44,545
    Public utilities                          184,677        7,267          (222)      191,722
    All other corporate bonds                 252,053       13,826          (386)      265,493
----------------------------------------------------------------------------------------------
  Total bonds available-for-sale              504,386       24,613          (693)      528,306
----------------------------------------------------------------------------------------------
 Total debt securities                      3,935,112      112,217       (41,179)    4,006,150
----------------------------------------------------------------------------------------------
Marketable equity securities:
  Preferred stock                              50,546        1,563          (484)       51,625
  Common stock                                517,385      249,796       (13,142)      754,039
----------------------------------------------------------------------------------------------
   Total marketable equity securities         567,931      251,359       (13,626)      805,664
----------------------------------------------------------------------------------------------
Total investments in securities           $ 4,503,043    $ 363,576     $ (54,805)  $ 4,811,814
==============================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONTINUED


DEBT SECURITIES:

  The amortized cost and estimated market value, by contractual maturity of debt securities at December 31, 1997, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                              BONDS-HELD-            BONDS-AVAILABLE-
                              TO-MATURITY               FOR-SALE
-------------------------------------------------------------------------
                                       ESTIMATED                ESTIMATED
                          AMORTIZED      MARKET     AMORTIZED    MARKET
                             COST        VALUE        COST        VALUE
-------------------------------------------------------------------------
Due in one year
  or less                 $   40,881   $   41,139    $     --    $     --
Due after one year
  through five years         433,567      457,505     136,408     146,007
Due after five years
  through ten years        2,893,187    3,000,519     421,661     448,609

Due after ten years           30,045       32,369       5,000       5,764
-------------------------------------------------------------------------
                           3,397,680    3,531,532     563,069     600,380
Without single
maturity date                208,247      221,054          --          --
-------------------------------------------------------------------------
                         $ 3,605,927  $ 3,752,586   $ 563,069   $ 600,380
=========================================================================

  Proceeds from sales of investments in securities classified as available-for-sale (bonds and stocks) were $331,679,000 for 1997. Gross gains of $118,985,000 and gross losses of $12,301,000 were realized on those sales. Bonds were called by the issuers during 1997, which resulted in proceeds from the disposal of $11,442,000. Gross gains of $531,000 were realized on those disposals.

  Proceeds from sales of investments in securities classified as available-for-sale (bonds and stocks) were $190,636,000 for 1996. Gross gains of $71,768,000 and gross losses of $227,000 were realized on those sales. Bonds were called by the issuers during 1996, which resulted in proceeds of $40,126,000 from the disposal. Gross gains of $54,000 were realized on those disposals.

 All gains and losses were determined using specific identification of the securities sold.


UNREALIZED GAINS ON SECURITIES:

  Unrealized gains on marketable equity securities and bonds available-for-sale, presented in the stockholder's equity section of the consolidated statements of financial position, are net of deferred tax liabilities of $116,062,000 and $87,561,000 for 1997 and 1996, respectively.

  The change in the net unrealized gains on investments for the years ended December 31 are summarized as follows (in thousands):

                                   1997             1996
----------------------------------------------------------

Bonds available-for-sale         $ 13,391        $(22,725)
Preferred stocks                      352            (262)
Common stocks                      71,152         (40,718)
Amortization of deferred
  policy acquisition costs         (3,863)        (10,740)
----------------------------------------------------------
                                   81,032          (6,991)
Provision for federal
 income taxes                     (28,501)         (2,537)
----------------------------------------------------------
                                 $ 52,531        $  4,454
==========================================================


MORTGAGE LOANS:

  In general, mortgage loans are secured by first liens on income- producing real estate. The loans are expected to be repaid from the cash flows or proceeds from the sale of real estate. American National generally allows a maximum loan-to-collateral-value ratio of 75% to 90% on newly funded mortgage loans. As of December 31, 1997, mortgage loans have both fixed rates from 5.25% to 13% and variable rates from 7% to 10.25%. The majority of the mortgage loan contracts require periodic payments of both principal and interest, and have amortization periods of 3 to 31 years.

  American National has investments in first lien mortgage loans on real estate with carried values of $1,103,300,000 and $1,098,583,000 at December 31, 1997
and 1996, respectively. Problem loans, on which impairment allowances were established, totaled $6,493,900 and $14,602,000 at December 31, 1997 and 1996, respectively.


POLICY LOANS:

  Policy loans have interest rates ranging from 2.5% to 8%. Approximately 99% of the policy loan portfolio carried interest rates of 5% to 8% at December 31, 1997.


INVESTMENT INCOME AND REALIZED GAINS (LOSSES):

  Investment income and realized gains (losses) from disposals of investments, before federal income taxes, for the years ended December 31 are summarized as follows (in thousands):

                                                          GAINS (LOSSES) FROM
                                  INVESTMENT INCOME     DISPOSALS OF INVESTMENTS
--------------------------------------------------------------------------------
                                   1997       1996         1997        1996
Bonds                            $303,426   $ 281,780    $    530     $   172
Preferred stocks                    3,173       3,372          21          13
Common stocks                      18,977      17,649     106,662      71,410
Mortgage loans                    109,165      94,823      (1,277)     (4,212)
Real estate                        84,344      85,810      (5,977)     (7,249)
Other invested assets              26,872      23,399         (83)        (93)
Investment in
  unconsolidated affiliates            --          --         (79)        864
--------------------------------------------------------------------------------
                                  545,957     506,833      99,797      60,905
Investment expenses               (73,062)    (71,142)         --          --
Decrease (increase) in
  valuation allowances                 --          --       3,523      (2,904)
--------------------------------------------------------------------------------
                                $ 472,895   $ 435,691   $ 103,320    $ 58,001
================================================================================

(4) OFF-BALANCE SHEET RISK AND CONCENTRATIONS OF CREDIT RISK ON INVESTMENTS

  American National employs a strategy to invest funds at the highest return possible commensurate with sound and prudent underwriting practices to ensure a well diversified investment portfolio.


BONDS:

  American National's bond portfolio is of high investment quality and is well diversified. The bond portfolio distributed by quality rating at December 31 is summarized as follows:

                      1997    1996
-----------------------------------
     AAA                 8%     14%
     AA                 13%      6%
     A                  56%     54%
     BBB & below        23%     26%
-----------------------------------
                       100%    100%
===================================


COMMON STOCK:

  American National's stock portfolio by market sector distribution at December 31 is summarized as follows:

                      1997    1996
-----------------------------------
     Basic materials     8%     8%
     Capital goods      10%     9%
     Consumer goods     18%    20%
     Energy              7%     7%
     Finance             9%     6%
     Technology         12%    13%
     Health care        21%    21%
     Miscellaneous      15%    16%
-----------------------------------
                       100%   100%
===================================


MORTGAGE LOANS AND INVESTMENT REAL ESTATE:

  American National invests primarily in the commercial sector in areas that offer the potential for property value appreciation. Generally, mortgage loans are secured by first liens on income-producing real estate.

  Mortgage loans and investment real estate by property type distribution at December 31 are summarized as follows:

                                           INVESTMENT
                             MORTGAGE         REAL
                              LOANS          ESTATE
---------------------------------------------------------
                           1997    1996    1997    1996
---------------------------------------------------------
     Office buildings        21%     21%     19%     30%
     Shopping centers        56%     56%     40%     30%
     Commercial               3%      4%     15%     16%
     Apartments               2%      1%      3%      2%
     Hotels/motels            3%      3%     16%     13%
     Industrial              12%     12%      4%      4%
     Residential             --       1%     --      --
     Other                    3%      2%      3%      5%
---------------------------------------------------------
                            100%    100%    100%    100%
=========================================================

  American National has a well diversified portfolio of mortgage loans and real estate properties. Mortgage loans and real estate investments by geographic distribution at December 31 are as follows:

                                                    INVESTMENT
                                        MORTGAGE       REAL
                                         LOANS        ESTATE
----------------------------------------------------------------------
                                      1997    1996      1997    1996
----------------------------------------------------------------------
     Texas                              18%     15%       45%     53%
     South Central, except Texas         2%      2%        1%     --
     California                         11%     14%        7%     10%
     Western, except California          6%      6%        4%      4%
     Southeastern                       10%     13%       22%     16%
     North Central U.S.                 10%     10%       14%     11%
     North Eastern U.S.                 43%     40%        7%      6%
----------------------------------------------------------------------
                                       100%    100%      100%    100%
======================================================================

 For discussion of other off-balance sheet risks, see Note 15.


(5) FAIR VALUE OF FINANCIAL INSTRUMENTS

  Estimated market values of financial instruments have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required in developing the estimates of fair value. Accordingly, these estimates are not necessarily indicative of the amounts that could be realized in a current market exchange or the amounts that may ultimately be realized. The use of different market assumptions or estimating methodologies may have a material effect on the estimated market values.


DEBT SECURITIES:

  The estimated market values for bonds represent quoted market values from published sources or bid prices obtained from securities dealers.


MARKETABLE EQUITY SECURITIES:

  Market values for preferred and common stocks represent quoted market prices obtained from independent pricing services.


MORTGAGE LOANS:

  The market value for mortgage loans is estimated using discounted cash flow analyses based on interest rates currently being offered for comparable loans. Loans with similar characteristics are aggregated for purposes of the analyses.


POLICY LOANS:

 The carrying amount for policy loans approximates their market value.


SHORT-TERM INVESTMENTS:

 The carrying amount for short-term investments approximates their market value.


INVESTMENT CONTRACTS:

  The market value of investment contract liabilities is estimated using a discounted cash flow model, assuming the companies' current interest rates on new products. The carrying value for these contracts approximates their market value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONTINUED

INVESTMENT COMMITMENTS:

  American National's investment commitments are all short-term in duration, and the market value was not significant at December 31, 1997 or 1996.

  The carrying amounts and estimated market values of financial instruments at December 31 are as follows (in thousands):


                                     1997                      1996
---------------------------------------------------------------------------------
                                           ESTIMATED                   ESTIMATED
                             CARRYING       MARKET       CARRYING       MARKET
                              AMOUNT         VALUE        AMOUNT         VALUE
---------------------------------------------------------------------------------
Financial assets:
  Bonds:
    Held-to-maturity         $3,605,927    $3,752,586    $3,430,726    $3,477,844
    Available-for-sale          600,380       600,380       528,306       528,306
  Preferred stock                40,744        40,744        51,625        51,625
  Common stock                  882,864       882,864       754,039       754,039
  Mortgage loans on
    real estate               1,103,333     1,229,078     1,098,583     1,195,053
  Policy loans                  300,574       300,574       303,336       303,336
  Short-term
    investments                 126,732       126,732         5,470         5,470
Financial liabilities:
  Investment contracts        1,867,233     1,867,233     1,821,715     1,821,715
---------------------------------------------------------------------------------

(6) DEFERRED POLICY ACQUISITION COSTS


  Deferred policy acquisition costs and premiums for the years ended December 31, 1997 and 1996, are summarized as follows (in thousands):

                                 LIFE      ACCIDENT     PROPERTY &
                              & ANNUITY    & HEALTH      CASUALTY      TOTAL
--------------------------------------------------------------------------------
Balance at
  December 31, 1995         $  562,393    $ 106,528   $   6,735      $  675,656
--------------------------------------------------------------------------------
Additions                      143,046       17,847      21,004         181,897
Amortization                   (70,786)     (17,311)    (19,920)       (108,017)
Effect of change in
  unrealized gains on
  available-for-sale
  securities                   (10,740)                                 (10,740)
--------------------------------------------------------------------------------
Net change                      61,520          536       1,084          63,140
Acquisitions                         9          128          --             227
--------------------------------------------------------------------------------
Balance at
 December 31, 1996             624,012      107,192       7,819         739,023
--------------------------------------------------------------------------------
Additions                      105,268       21,373      24,336         150,977
Amortization                   (92,830)     (23,553)    (22,327)       (138,710)
Effect of change in
  unrealized gains on
  available-for-sale
  securities                    (3,863)                                  (3,863)
--------------------------------------------------------------------------------
Net change                       8,575       (2,180)      2,009           8,404
Acquisitions                       752          162          --             914
--------------------------------------------------------------------------------
Balance at
 December 31, 1997           $ 633,339    $ 105,174   $   9,828      $  748,341
================================================================================
1997 Premiums                $ 349,073    $ 378,521   $ 312,987      $1,040,581
================================================================================
1996 Premiums                $ 329,937    $ 364,198   $ 257,845      $  951,980
================================================================================

  Commissions comprise the majority of the additions to deferred policy acquisition costs for each year.

  Acquisitions relate to the acquisition of various insurance portfolios under assumption reinsurance agreements.


(7) FUTURE POLICY BENEFITS

LIFE INSURANCE:

  Interest assumptions used in the calculation of future policy benefits for life policies are as follows:

                                                                  PERCENTAGE OF
                                                                  FUTURE POLICY
POLICY ISSUE                    INTEREST                            BENEFITS
   YEAR                           RATE                              SO VALUED
--------------------------------------------------------------------------------
ORDINARY--
1996-1997       7.5% for years 1 through 5, graded to 5.5%
                at the end of year 25, and level thereafter             1%

1981-1995       8% for years 1 through 5, graded to 6% at
                the end of year 25, and level thereafter               19%

1976-1981       7% for years 1 through 5, graded to 5% at
                the end of year 25, and level thereafter               22%

1972-1975       6% for years 1 through 5, graded to 4% at
                the end of year 25, and level thereafter                9%

1969-1971       6% for years 1 through 5, graded to 3.5%
                at the end of year 30, and level thereafter             7%

1962-1968       4.5% for years 1 through 5, graded to 3.5%
                at the end of year 15, and level thereafter            14%

1948-1961       4% for years 1 through 5, graded to 3.5% at
                the end of year 10, and level thereafter               14%

1947 and prior  Statutory rates of 3% or 3.5%                           2%

INDUSTRIAL--
1948-1967       4% for years 1 through 5, graded to 3.5% at
                the end of year 10, and level thereafter                6%

1947 and prior  Statutory rates of 3%                                   6%
--------------------------------------------------------------------------------
                                                                      100%
================================================================================

 Future policy benefits for universal life are calculated from the current account value.

  Future policy benefits for other policies have been calculated using level interest rates principally as follows: annuities at 6% and group at 4%.

 Mortality and withdrawal assumptions are based on American National's experience.


HEALTH INSURANCE:

  Interest assumptions used for future policy benefits on health policies are calculated using a level interest rate of 6%.

  Morbidity and termination assumptions are based on American National's experience.

(8) LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

  Activity in the liability for accident and health, and property and casualty unpaid claims and claim adjustment expenses is summarized as follows (in thousands):


                                         1997       1996
-------------------------------------------------------------
Balance at January 1                  $222,996    $214,599
  Less reinsurance recoverables          2,439       1,346
-------------------------------------------------------------
Net balance at January 1               220,557     213,253
-------------------------------------------------------------
Incurred related to:
Current year                           515,202     482,988
Prior years                             (1,098)    (13,820)
-------------------------------------------------------------
Total incurred                         514,104     469,168
-------------------------------------------------------------
Paid related to:
Current year                           343,333     332,305
Prior years                            144,256     129,559
-------------------------------------------------------------
Total paid                             487,589     461,864
-------------------------------------------------------------
Net balance at December 31             247,072     220,557
Plus reinsurance recoverables            2,567       2,439
-------------------------------------------------------------
Balance at December 31                $249,639    $222,996
=============================================================

  The balances at December 31 are included in policy and contract claims on the consolidated statement of financial position.


(9)  REINSURANCE

  As is customary in the insurance industry, the companies reinsure portions of certain insurance policies they write, thereby providing a greater diversification of risk and managing exposure on larger risks. The maximum amount that would be retained by one company (American National) would be $700,000 individual life, $250,000 individual accidental death, $100,000 group life and $125,000 credit life (total $1,175,000). If individual, group and credit were in force in all companies at the same time, the maximum risk on any one life could be $1,875,000.

  The companies remain contingently liable with respect to any reinsurance ceded, and would become actually liable if the assuming companies were unable to meet their obligations under any reinsurance treaties.

  The company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 1997, amounts recoverable from reinsurers with a carrying value of $89,232,000 were associated with various auto dealer credit insurance program reinsurers domiciled in the Caribbean islands of Nevis or the Turks and Caicos. The company holds collateral related to these credit reinsurers totaling $70,760,000. This collateral is in the form of custodial accounts controlled by the company, which can be drawn on for amounts that remain unpaid for more than 120 days. American National believes that the failure of any single reinsurer to meet its obligations would not have a significant effect on its financial position or results of operations.

  Premiums, premium-related reinsurance amounts and reinsurance recoveries for the years ended December 31 are summarized as follows (in thousands):

                                        1997          1996
----------------------------------------------------------------
Direct premiums                     $ 1,135,094   $ 1,032,072
Reinsurance premiums assumed
  from other companies                   25,146       (20,052)
Reinsurance premiums ceded
  to other companies                   (119,659)     (100,144)
----------------------------------------------------------------
Net premiums                        $ 1,040,581   $   951,980
================================================================
Reinsurance recoveries              $    56,535   $    54,871
================================================================

  Life insurance in force and related reinsurance amounts at December 31 are summarized as follows (in thousands):

                                        1997          1996
----------------------------------------------------------------
Direct life insurance in force      $43,143,187   $41,945,640
Reinsurance risks assumed
  from other companies                  662,171       583,853
----------------------------------------------------------------
Total life insurance in force        43,805,358    42,529,493
Reinsurance risks ceded to
 other companies                     (6,985,956)   (6,007,905)
----------------------------------------------------------------
Net life insurance in force         $36,819,402   $36,521,588
================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONTINUED


(10) SEGMENT INFORMATION

  American National and its subsidiaries are engaged principally in the insurance business, and operate primarily in six segments (lines of business) within the insurance industry.

  The following table summarizes the premiums and other revenue, gain (loss) from operations before equity in earnings of unconsolidated affiliates and federal income taxes, and assets by line of business for the years ended December 31, 1997 and 1996 (in thousands):

                                                 GAIN (LOSS)
                                                    BEFORE
                                                  APPLICABLE
                                                    FEDERAL
                                      PREMIUMS   INCOME TAXES
                                     AND OTHER     AND OTHER
LINE OF BUSINESS:                     REVENUE       ITEMS          ASSETS
--------------------------------------------------------------------------------
1997
----
Individual life insurance            $  501,812    $85,210      $2,608,582
Individual accident and
  health insurance                      191,840        (77)        108,731
Annuities                               218,719      6,965       1,962,252
Group life & health insurance           181,034    (11,211)         49,234
Credit insurance                         58,254      2,208         136,520
Property and casualty insurance         325,419     28,524         343,280
--------------------------------------------------------------------------------
  Total insurance lines               1,477,078    111,619       5,208,599
Capital and surplus                     151,187    146,917       3,206,487
Non-insurance                             8,319      1,833          67,887
--------------------------------------------------------------------------------
                                      1,636,584    260,369       8,482,973
Gain from sale of investments           103,320    103,320              --
--------------------------------------------------------------------------------
                                    $ 1,739,904  $ 363,689      $8,482,973
================================================================================

1996
----
Individual life insurance           $   496,571  $  79,076      $2,564,102
Individual accident and
  health insurance                      199,982     (4,943)        108,922
Annuities                               167,226      5,783       1,870,659
Group life & health insurance           159,004        811          42,844
Credit insurance                         53,411      1,978         123,508
Property and casualty insurance         269,519     15,052         292,113
--------------------------------------------------------------------------------
  Total insurance lines               1,345,713     97,757       5,002,148
Capital and surplus                     137,573    138,781       2,912,340
Non-insurance                             8,712        158          74,057
--------------------------------------------------------------------------------
                                      1,491,998    236,696       7,988,545
Gain from sale of investments            58,001     58,001              --
--------------------------------------------------------------------------------
                                     $1,549,999  $ 294,697      $7,988,545
================================================================================

  Net investment income from fixed income assets (bonds and mortgage loans on real estate) is allocated to insurance lines. It is based on the funds generated by each line at the average yield available from these fixed income assets at the time such funds become available. Net investment income from policy loans is allocated to the insurance lines according to the amount of loans made by each line. Net investment income from all other assets is allocated to capital and surplus.

  Identifiable commissions and expenses are charged directly to the appropriate line of business. The remaining expenses are allocated to the lines based upon various factors including premium and commission ratios within the respective lines.

  Fixed income assets and policy loans have been directly assigned to the insurance lines to the extent required for reserves. Equity type assets, such as stocks and real estate and all other assets not required for the insurance lines, have been assigned to capital and surplus.

  Policy account deposits totaled $391,607,000 in 1997 and $756,727,000 in 1996. The majority of these deposits were in the annuity line, which totaled $281,287,000 and $648,234,000 in 1997 and 1996, respectively.

  A significant portion of American National's insurance business is written through one third-party marketing organization. During 1997, approximately 18% of the total premium and policy account deposits were written through that organization. This compares with 35% in 1996. Of the total business written by this one organization, the majority was annuities.


(11) FEDERAL INCOME TAXES

  The federal income tax provisions vary from the amounts computed when applying the statutory federal income tax rate. A reconciliation of the effective tax rate of the companies to the statutory federal income tax rate follows (in thousands, except percentages):

                                     1997                   1996
--------------------------------------------------------------------------
                                 Amount     Rate        Amount    Rate
--------------------------------------------------------------------------
Income tax on pre-tax income     $130,558   (35.00)%   $106,911   (35.00)%
Tax-exempt investment income         (383)   (0.10)%       (384)   (0.13)%
Dividend exclusion                 (3,046)   (0.82)%     (3,303)   (1.08)%
Tax refund                             --       --       (7,360)   (2.41)%
Prior year reserve method change       --       --       (3,994)   (1.31)%
Miscellaneous tax credits, net     (1,238)   (0.33)%     (1,350)   (0.44)%
Other items, net                   (1,226)   (0.33)%       (654)   (0.21)%
--------------------------------------------------------------------------
                                $ 124,665   (33.42)%   $ 89,866   (29.42)%
==========================================================================

  The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1997 and December 31, 1996 are as follows (in thousands):


                                                       1997     1996
------------------------------------------------------------------------
Deferred tax assets:
Investment in bonds, real estate and
  other invested assets, principally due to
  investment valuation allowances                   $ 11,858   $  12,943
Policyowner funds, principally
  due to policy reserve discount                      81,935      86,282
Policyowner funds, principally
  due to unearned premium reserve                      9,527       7,294
Other assets                                           6,701       7,375
------------------------------------------------------------------------
Total gross deferred tax assets                      110,021     113,894
Less valuation allowance                              (3,000)     (3,000)
------------------------------------------------------------------------
Net deferred tax assets                              107,021     110,894
------------------------------------------------------------------------
Deferred tax liabilities:
Marketable equity securities, principally
  due to net unrealized gains on stock              (107,767)    (90,526)
Investment in bonds, principally
  due to accrual of discount on bonds                (16,312)    (14,283)
Deferred policy acquisition costs, due to
  difference between GAAP and tax                   (185,903)   (188,725)
Property, plant and equipment, principally
  due to difference between GAAP
  and tax depreciation methods                       (12,563)    (12,445)
Other liabilities                                        (82)     (1,627)
------------------------------------------------------------------------
Net deferred tax liabilities                        (322,627)   (307,606)
------------------------------------------------------------------------
Total deferred tax                                 $(215,606)  $(196,712)
========================================================================

  Management believes that a sufficient level of taxable income will be achieved to utilize the net deferred tax assets.

  Through 1983, under the provision of the Life Insurance Company Income Tax Act of 1959, life insurance companies were permitted to defer from taxation a portion of their income (within certain limitations) until and unless it is distributed to stockholders, at which time it was taxed at regular corporate tax rates. No provision for deferred federal income taxes applicable to such untaxed income has been made, because management is of the opinion that no distributions of such untaxed income (designated by federal law as "policyholders' surplus") will be made in the foreseeable future. There was no change in the "policyholders' surplus" between December 31, 1996 and December 31, 1997, and the cumulative balance was approximately $63,000,000 at both dates.

  Federal income taxes totaling approximately $136,212,000 and $83,475,000 were paid to the Internal Revenue Service in 1997 and 1996, respectively. The statute of limitations for the examination of federal income tax returns through 1993 for American National and its subsidiaries by the Internal Revenue Service has expired. All prior year deficiencies have been paid or provided for, and American National has filed appropriate claims for refunds through 1994. In the opinion of management, adequate provision has been made for any tax deficiencies that may be sustained.


(12) RECONCILIATION TO STATUTORY ACCOUNTING

  American National and its insurance subsidiaries are required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from those used to prepare financial statements on the basis of generally accepted accounting principles.

  Reconciliations of statutory net income and capital and surplus, as determined using statutory accounting principles, to the amounts included in the accompanying consolidated financial statements, as of and for the years ended December 31, are as follows (in thousands):


                                                    1997        1996
-----------------------------------------------------------------------

Statutory net income of insurance companies     $  207,998   $  146,100
Net gain (loss) of non-insurance companies           2,592          750
-----------------------------------------------------------------------
Combined net income                                210,590      146,850
Increases (decreases):
  Deferred policy acquisition costs                 12,267       73,880
  Policyholder funds                                 7,963      (16,323)
  Deferred federal income tax benefit                9,606          237
  Premiums deferred and other receivables              602        5,549
  Gain on sale of investments                           79        1,102
  Change in interest maintenance reserve             1,532         (463)
  Asset valuation allowances                         3,524       (2,904)
Other adjustments, net                               2,218        7,711
Consolidating eliminations and adjustments             (24)         (44)
-----------------------------------------------------------------------
Net income reported herein                      $  248,357   $  215,595
=======================================================================


                                                    1997         1996
-----------------------------------------------------------------------
Statutory capital and
  surplus of insurance companies                $2,011,016   $1,784,692
Stockholders' equity
  of non-insurance companies                        77,725       79,316
-----------------------------------------------------------------------
Combined capital and surplus                     2,088,741    1,864,008
Increases (decreases):
  Deferred policy acquisition costs                748,341      739,023
  Policyholder funds                               135,262      126,925
  Deferred federal income taxes                   (215,606)    (196,712)
  Premiums deferred and other receivables          (77,629)     (78,231)
  Reinsurance in "unauthorized companies"           34,010       30,506
  Statutory asset valuation reserve                370,102      326,336
  Statutory interest maintenance reserve             7,989        6,457
  Asset valuation allowances                       (44,899)     (47,518)
  Investment market value adjustments               39,050       25,414
Non-admitted assets and
  other adjustments, net                           258,191      257,617
Consolidating eliminations and adjustments        (638,135)    (579,919)
-----------------------------------------------------------------------
Stockholders' equity reported herein            $2,705,417   $2,473,906
=======================================================================

  In accordance with various government and state regulations, American National and its insurance subsidiaries had bonds with an amortized value of $73,790,000 on deposit with appropriate regulatory authorities.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONTINUED


(13) STOCKHOLDERS' EQUITY

  American National has only one class of common stock, no preferred stock and no options which could be converted into common or preferred stock. At December 31, 1997 and 1996, American National had 50,000,000 authorized shares of $1.00 par value common stock. At December 31, 1997 and 1996, issued shares were 30,832,449; treasury shares were 4,353,284; and outstanding shares were 26,479,165.

  American National's payment of dividends to stockholders is restricted by statutory regulations. Generally, the restrictions require life insurance companies to maintain minimum amounts of capital and surplus, and limit the payment of dividends to statutory net gain from operations on an annual, noncumulative basis in the absence of special approval. Additionally, insurance companies are not permitted to distribute the excess of stockholders' equity, as determined on a GAAP basis over that determined on a statutory basis.

  Generally, the same restrictions apply to American National's insurance subsidiaries regarding amounts that can transfer in the form of dividends, loans, or advances to the parent company.

  At December 31, 1997, approximately $529,692,000 of American National's consolidated stockholders' equity represents net assets of its insurance subsidiaries. Any transfer of these net assets to American National would be subject to statutory restrictions and approval.


(14) RETIREMENT BENEFITS

  American National and its subsidiaries have one tax-qualified pension plan, which has three separate programs. One of the programs is contributory and covers home service agents and managers. The other two programs are noncontributory, with one covering salaried and management employees and the other covering home office clerical employees subject to a collective bargaining agreement. The program covering salaried and management employees provides pension benefits that are based on years of service and the employee's compensation during the five years before retirement. The programs covering hourly employees and agents generally provide benefits that are based on the employee's career average earnings and years of service. American National also sponsors two non-tax-qualified pension plans for key executives that restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits.

  The companies' funding policy for the pension plans is to make annual contributions in accordance with the minimum funding standards of the Employee Retirement Income Security Act of 1974.

  Actuarial computations of pension expense (before income taxes) produced a pension debit of $2,474,000 for 1997 and $902,000 for 1996.

  The pension debit is made up of the following (in thousands):

                                                               1997       1996
--------------------------------------------------------------------------------
Service cost--benefits earned during period                  $ 5,402    $ 5,040
Interest cost on projected benefit obligation                  7,221      6,735
Actual return on plan assets                                  (9,927)    (6,542)
Net amortization and deferral                                   (222)    (4,331)
--------------------------------------------------------------------------------
     Total pension debit                                     $ 2,474    $   902
================================================================================

  The following table sets forth the funded status and amounts recognized in the consolidated statements of financial position at December 31 for the companies' pension plans.

  Actuarial present value of benefit obligation:


                                                  1997                     1996
--------------------------------------------------------------------------------------------
                                           ASSETS    ACCUMULATED      ASSETS     ACCUMULATED
                                           EXCEED     BENEFITS        EXCEED       BENEFITS
                                        ACCUMULATED     EXCEED     ACCUMULATED      EXCEED
                                         BENEFITS      ASSETS        BENEFITS       ASSETS
--------------------------------------------------------------------------------------------
Vested benefit obligation                $ (71,811)  $ (22,468)    $ (66,688)     $(16,029)
============================================================================================
Accumulated benefit
 obligation                              $ (75,492)  $ (22,468)    $ (70,303)     $(16,029)
============================================================================================
Projected benefit obligation             $ (92,422)  $ (22,616)    $ (85,891)     $(20,975)
Plan assets at fair value
 (long-term securities)                    129,380          --       125,068            --
--------------------------------------------------------------------------------------------
Plan assets in excess of
 projected benefit
 obligation                                 36,958     (22,616)       39,177       (20,975)
Unrecognized net loss                        8,305       2,614         7,842         3,519
Prior service cost not yet
   recognized in periodic
   pension cost                                 --       1,505            18         1,902
Unrecognized net transition
   asset at January 1 being
   recognized over 15 years                (10,477)         --       (13,097)           --
Adjustment required to
   recognize additional
   liability                                    --          --            --          (513)
--------------------------------------------------------------------------------------------
Prepaid pension cost
 included in other assets                 $ 34,786   $ (18,497)     $ 33,940      $(16,067)
============================================================================================

  Assumptions used at December 31:

                                                                       1997          1996
--------------------------------------------------------------------------------------------
Weighted-average discount rate
  on benefit obligation                                                6.50%         6.50%
Rate of increase in compensation levels                                4.80%         4.50%
Expected long-term rate of return on plan assets                       7.00%         8.00%


  Under American National and its subsidiaries' various group benefit plans for active employees, a $2,500 paid-up life insurance certificate is provided upon retirement for eligible participants who meet certain age and length of service requirements.

  American National has one retiree health benefit plan for retirees of all companies in the consolidated group, with the exception of Standard Life and Accident Insurance Company (Standard). The retirees of Standard are covered under a separate health plan.

Participation in either of these plans is limited to current retirees and their dependents and those employees and their dependents who met certain age and length of service requirements as of December 31, 1993. No new participants will be added to these plans in the future.

  The retiree health benefit plans provide major medical benefits for participants under the age of 65 and Medicare supplemental benefits for those over 65. Prescription drug benefits are provided to both age groups. The plans are contributory, with the company's contribution limited to $80 per month for retirees and spouses under the age of 65 and $40 per month for retirees and spouses over the age of 65. All additional contributions necessary, over the amount to be contributed by the companies, are to be contributed by the retirees.

  The accrued post-retirement benefit obligation, included in other liabilities, was $12,970,000 and $13,007,000 at December 31, 1997 and 1996, respectively.
These amounts were approximately equal to the unfunded accumulated post-retirement benefit obligation. Since the companies' contributions to the cost of the retiree benefit plans are fixed, the health care cost trend rate will have no effect on the future expense or the accumulated post-retirement benefit obligation.


(15) COMMITMENTS AND CONTINGENCIES

  American National and its subsidiaries lease office space in various cities for their insurance sales offices. The long-term lease commitments at December 31, 1997 were approximately $6,315,000.

  In the ordinary course of their operations, the companies also had commitments outstanding at December 31, 1997 to purchase, expand or improve real estate, and to fund mortgage loans aggregating $74,522,000, all of which are expected to be funded in 1998. Of the commitment amount, $54,138,000 of mortgage loan commitments have interest rates that are fixed.

  The companies are defendants in various lawsuits concerning alleged failure to honor certain loan commitments, alleged breach of certain agency and real estate contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and other litigation arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. Management is of the opinion, after reviewing the above matters with legal counsel, that the ultimate liability, if any, resulting from any of or all of the above matters would not have a material adverse effect on the companies' consolidated financial position or results of operations. However, these lawsuits are in various stages of development and future facts and circumstances could result in management changing its conclusions.

  In 1995 a series of fires occurred at a warehouse, located in Houston, Texas, which American National owns. American National leased the warehouse to a company that, in turn, rented out space to various other parties to store materials. As a result of these fires, some of the materials stored in the warehouse caused damage at the warehouse site. As the owner of the warehouse, American National is now named as a defendant in several lawsuits concerning alleged damages related to the fires. After reviewing this situation with legal counsel, management believes that American National has meritorious defenses against these lawsuits. The company also has meritorious grounds to recover any damages from the third parties who actually owned the materials that caused the fires. Therefore, no specific reserves for this matter have been recorded in the consolidated financial statements. However, if the defenses and recoveries are not resolved in the manner that management anticipates, it is possible that the resulting liability could have a material impact on the consolidated financial results.

  In 1996, American National was named as a defendant in a purported nationwide class action lawsuit, filed in the state of Alabama, in which the plaintiffs allege that American National and a third party marketing and administration organization engaged in improper sales practices in connection with a group annuity. This litigation is still in the discovery stage, and management believes that American National has meritorious defenses to class certification and the substantive allegations in the complaint. Because the ultimate outcome of this litigation is not foreseeable, no estimate of potential loss, if any, is possible. Therefore, no provision for this matter has been recorded in the consolidated financial statements. However, if the defenses are not successful and a nationwide class is certified, it is possible that the resulting liability could have a material impact on the consolidated financial results.

APPENDIX A


               ILLUSTRATIONS OF DEATH BENEFITS AND POLICY VALUES


  The tables in Appendix A illustrate the way in which a Policy operates. The tables show how the Accumulation Values, Surrender Values and Death Benefits of a Policy issued to an Insured of a given age and sex and who pays the given premium would vary over time if the investment return on the assets held in each Eligible Portfolio of the Separate Account was a uniform, gross, after-tax annual rate of 0%, 6% or 12%. The tables on pages 45 through 46 illustrate a Policy issued to a male insured, age 65. The Accumulation Values, Surrender Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years, or if the Insured were a different age or sex, or if the Policyowner makes additional Premium payments, or if the Policy were issued in Montana.

  The amounts shown for the Death Benefits, Surrender Values and Accumulation Values take into account an average charge for investment advisory and other expenses of the Eligible Portfolios at an annual rate of 0.89% of the net assets for each Eligible Portfolio. In addition, the Daily Asset Charge is levied against each Subaccount at an annual rate of 1.25% of the average daily Accumulation Value attributable to the Subaccount. After deducting these amounts, the illustrated hypothical gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -2.11%, 3.81% and 9.74%.

  The tables assume that premium is paid only at the time of Policy issue. If premium were paid after the first Policy Year, a premium charge would be assessed.

  The second column of the tables shows the accumulated value of the premiums paid at five percent. The following columns show the Death Benefits, Surrender Values and the Accumulation Values for uniform hypothetical rates of return shown in these tables. The table on page 45 is based on the current schedule of charges and deductions. This reflects the basis on which American National currently sells its policies. The maximum cost of insurance rates allowable under the Policy are based upon the 1980 Commissioner's Standard Ordinary Mortality Tables. Sex distinct mortality is used in all states except Montana, where an 80%/20% Male/Female blend is used. The Death Benefits, Surrender Values and Accumulation Values shown in the table on page 46 are based on the assumption that the maximum allowable charges and deductions are made throughout the life of the Policy.

  The hypothetical values shown in the tables do not reflect any tax charges attributable to the Separate Account, since American National is not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Surrender Values and Accumulation Values demonstrated. (See "FEDERAL TAX MATTERS" on page 19.)

  The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if Premiums are paid as indicated, if all Net Premiums are allocated to the Separate Account, and if no Policy loans have been made. The tables are also based on the assumptions that the Specified Amount has not been changed, that no transfer charges have been incurred and there were no transfers to the Fixed Account. Illustrated values would be different if the proposed Insured were a resident of Montana or were another age or sex, or if a higher or lower Premium was illustrated.

  Upon request, American National will provide a comparable illustration based upon the proposed Insured's age and sex and the Specified Amount and the Premium requested.

                      AMERICAN NATIONAL INSURANCE COMPANY
                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 77550-7999

                            VARIABLE LIFE INSURANCE
                ILLUSTRATION OF DEATH BENEFITS AND POLICY VALUES
                        CURRENT CHARGES AND DEDUCTIONS *

                               Male Issue Age 65

                       Initial Premium at Issue = $10,000




                                               VALUES ASSUMING A HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
                    ----------------------------------------------------------------------------------------------------------------

                                         0%                                   6%                                   12%
------------------------------------------------------------------------------------------------------------------------------------

END OF   PREMIUMS
POLICY  ACCUMULATED   ACCUMULATION   SURRENDER    DEATH    ACCUMULATION   SURRENDER     DEATH    ACCUMULATION   SURRENDER     DEATH
 YEAR      AT 5%         VALUE         VALUE     BENEFIT      VALUE         VALUE      BENEFIT      VALUE         VALUE      BENEFIT

------------------------------------------------------------------------------------------------------------------------------------

   1         10,500          9,652      8,752    17,790        10,237       9,337       17,790      10,821        9,921       17,790
   2         11,025          9,316      8,466    17,790        10,480       9,630       17,790      11,713       10,863       17,790
   3         11,576          8,990      8,190    17,790        10,730       9,930       17,790      12,681       11,881       17,790
   4         12,155          8,674      7,974    17,790        10,987      10,287       17,790      13,733       13,033       17,790
   5         12,763          8,368      7,768    17,790        11,251      10,650       17,790      14,875       14,275       17,790
   6         13,401          8,072      7,572    17,790        11,522      11,021       17,790      16,116       15,616       18,211
   7         14,071          7,785      7,384    17,790        11,800      11,400       17,790      17,471       17,070       19,392
   8         14,775          7,507      7,206    17,790        12,086      11,786       17,790      18,950       18,649       20,655
   9         15,513          7,237      7,037    17,790        12,380      12,179       17,790      20,568       20,368       22,007
  10         16,289          6,976      6,976    17,790        12,681      12,681       17,790      22,343       22,343       23,460
  11         17,103          6,757      6,757    17,790        13,056      13,056       17,790      24,395       24,395        25615
  12         17,959          6,544      6,544    17,790        13,444      13,444       17,790      26,630       26,630       27,962
  13         18,856          6,337      6,337    17,790        13,843      13,843       17,790      29,063       29,063       30,516
  14         19,799          6,135      6,135    17,790        14,256      14,256       17,790      31,709       31,709       33,295
  15         20,789          5,938      5,938    17,790        14,682      14,682       17,790      34,585       34,585       36,315
  16         21,829          5,746      5,746    17,790        15,122      15,122       17,790      37,709       37,709       39,594
  17         22,920          5,560      5,560    17,790        15,577      15,577       17,790      41,116       41,116       43,172
  18         24,066          5,379      5,379    17,790        16,046      16,046       17,790      44,834       44,834       47,076
  19         25,270          5,202      5,202    17,790        16,530      16,530       17,790      48,892       48,892       51,337
  20         26,533          5,030      5,030    17,790        17,030      17,030       17,881      53,321       53,321       55,987
  25         33,864          4,236      4,236    17,790        19,784      19,784       20,773      82,557       82,557       86,684
  30         43,219          3,542      3,542    17,790        23,053      23,053       23,053     128,043      128,043      128,043

* (See "CHARGES AND DEDUCTIONS" on page 16.)
** The Policy is lapsed.

The Death Benefit at age 100 and thereafter equals the Accumulation Value. The illustration assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.

                      AMERICAN NATIONAL INSURANCE COMPANY
                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 77550-7999

                            VARIABLE LIFE INSURANCE
                ILLUSTRATION OF DEATH BENEFITS AND POLICY VALUES
                       GUARANTEED CHARGES AND DEDUCTIONS*

                               Male Issue Age 65
                       Initial Premium at Issue = $10,000


                                             VALUES ASSUMING A HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF
                    --------------------------------------------------------------------------------------------------------------
                                         0%                                   6%                                   12%
----------------------------------------------------------------------------------------------------------------------------------
END OF   PREMIUMS
POLICY  ACCUMULATED   ACCUMULATION   SURRENDER    DEATH    ACCUMULATION   SURRENDER     DEATH    ACCUMULATION   SURRENDER    DEATH
 YEAR      AT 5%         VALUE         VALUE     BENEFIT      VALUE         VALUE      BENEFIT      VALUE         VALUE     BENEFIT
   1       10,500         9,501       8,601      17,790       10,090        9,190      17,790         10,679       9,779     17,790
   2       11,025         8,979       8,129      17,790       10,165        9,315      17,790         11,422      10,572     17,790
   3       11,576         8,430       7,630      17,790       10,223        9,423      17,790         12,241      11,441     17,790
   4       12,155         7,849       7,149      17,790       10,261        9,561      17,790         13,150      12,450     17,790
   5       12,763         7,228       6,628      17,790       10,277        9,677      17,790         14,163      13,563     17,790
   6       13,401         6,558       6,058      17,790       10,265        9,765      17,790         15,302      14,802     17,790
   7       14,071         5,827       5,427      17,790       10,218        9,818      17,790         16,580      16,180     18,404
   8       14,775         5,019       4,719      17,790       10,129        9,829      17,790         17,982      17,682     19,600
   9       15,513         4,116       3,915      17,790        9,987        9,786      17,790         19,515      19,315     20,881
  10       16,289         3,095       3,095      17,790        9,780        9,780      17,790         21,198      21,198     22,258
  11       17,103         1,933       1,933      17,790        9,496        9,496      17,790         23,051      23,051     24,203
  12       17,959           601         601      17,790        9,118        9,118      17,790         25,060      25,060     26,313
  13       18,856           **           **          **        8,629        8,629      17,790         27,237      27,237     28,599
  14       19,799           **           **          **        8,001        8,001      17,790         29,596      29,596     31,076
  15       20,789           **           **          **        7,202        7,202      17,790         32,150      32,150     33,757
  16       21,829           **           **          **        6,180        6,180      17,790         34,910      34,910     36,656
  17       22,920           **           **          **        4,868        4,868      17,790         37,892      37,892     39,786
  18       24,066           **           **          **        3,165        3,165      17,790         41,107      41,107     43,162
  19       25,270           **           **          **          936          936      17,790         44,568      44,568     46,797
  20       26,533           **           **          **           **           **          **         48,290      48,290     50,704
  25       33,864           **           **          **           **           **          **         71,290      71,290     74,854
  30       43,219           **           **          **           **           **          **        106,180     106,180    106,180

* (See "CHARGES AND DEDUCTIONS" on page 16.)
** The Policy is lapsed.

The Death Benefit at age 100 and thereafter equals the Accumulation Value. The illustration assumes no Policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.